UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22154

Columbia ETF Trust
(Exact name of registrant as specified in charter)

225 Franklin Street Boston, MA			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1- 612-671-1947

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia ETF Trust

Annual Report for the Period Ended October 31, 2011

>  Columbia Concentrated Large Cap Value Strategy Fund

>  Columbia Growth Equity Strategy Fund

>  Columbia Large-Cap Growth Equity Strategy Fund

>  Columbia Intermediate Municipal Bond Strategy Fund

>  Columbia Core Bond Strategy Fund

Not FDIC insured • No bank guarantee • May lose value

Table of Contents

Columbia Concentrated Large Cap Value Strategy Fund	1

Columbia Growth Equity Strategy Fund	5

Columbia Large-Cap Growth Equity Strategy Fund	9

Columbia Intermediate Municipal Bond Strategy Fund	13

Columbia Core Bond Strategy Fund	17

Shareholder Expense Examples	21

Frequency Distribution of Premiums and Discounts	22

Investment Portfolios	24

Financial Statements	40

Notes to Financial Statements	49

Report of Independent Registered Public Accounting Firm	60

Federal Income Tax Information	61

Fund Governance	62

Shareholder Meeting Results	68

Supplemental Information	70

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Economic momentum slowed in the third quarter of 2011, raising the odds of recession and making the U.S. economy more susceptible to financial shocks. The unemployment rate remained stalled as growing uncertainty continued to weigh on prospective employers. Monthly indicators for the manufacturing and service sectors also showed signs of slowing. Equity and high-yield bond markets fell sharply as investor confidence was shaken by Europe's lingering debt crisis, a heated debate in Washington over fiscal deficits (which eventually led to a downgrade of U.S. government debt) and tepid economic growth. The U.S. stock market experienced its worst quarter in two years during the third quarter of 2011, with volatility and selling pressure reminiscent of the market selloff in 2008, as macro-economic concerns continued to mount.

During its September meeting, the Federal Reserve Board announced that it was prepared to purchase longer term securities and sell shorter term securities in an effort to keep long-term interest rates down. Their hope is that lower long-term borrowing rates will stimulate business investment and hiring. However, the question remains as to whether monetary policy alone will be enough to resuscitate growth in the current environment.

Despite this challenging and volatile economic backdrop, I believe that Columbia Management remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $325 billion under management as of September 30, 2011. As of September 30, 2011, Columbia Management offers 54 funds rated 4 and 5 stars by Morningstar. Additionally, The Wall Street Journal has named two Columbia funds "Category Kings" in its "Investing in Funds: A Quarterly Analysis" issue dated October 5, 2011 in recognition for their one-year performance as of September 30, 2011.

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on columbiamanagement.com include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

For the latest news, up-to-date fund performance and portfolio information for the funds in the Columbia ETF Trust, please visit us at columbiamanagementETF.com.

Thank you for your support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

All ratings are Class Z as of 9/30/2011. Out of 118 Z-share Columbia funds rated by Morningstar, 8 funds received a 5-star Overall Rating and 46 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. © 2011 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The Wall Street Journal "Category Kings" methodology: Top-performing funds in each category ranked by one-year total returns (changes in net asset values and reinvested distributions) for the period ended September 30, 2011.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Concentrated Large Cap Value Strategy Fund

Summary

■  For the 12-month period that ended October 31, 2011, the fund returned 2.03% at net asset value.

■  Columbia Management Investment Advisers, LLC (Columbia) took over portfolio management in May 2011 upon its acquisition of the fund's previous investment manager.

■  The fund trailed its benchmark, the Russell 1000 Value Index1.

■  Strong stock selection drove improved performance in the final months of the period. Exposure to out-of-favor financials stocks detracted from returns.

Portfolio Management

Neil T. Eigen has managed the fund since May 2011 and has been associated with the advisor or its predecessors since 1997.

Richard S. Rosen has managed the fund since May 2011 and has been associated with the advisor or its predecessors since 1997.

1The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. The fund is an actively-managed exchange-traded fund and securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagementetf.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/11

+2.03%

Fund at Net Asset Value

+6.16%

Russell 1000 Value Index

Performance Information – Columbia Concentrated Large Cap Value Strategy Fund

Performance of a $10,000 Investment

(Inception1 through 10/31/2011)

This chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average Annual Total Returns as of 10/31/11 (%)

	One Year	Since Inception[1]
Columbia Concentrated Large Cap Value Strategy Fund—Market Price[2]	1.86%	15.53%
Columbia Concentrated Large Cap Value Strategy Fund—NAV	2.03%	15.55%
Russell 1000 Value Index	6.16%	16.86%

1Fund Inception Date: 5/1/2009. Columbia took over portfolio management in May 2011 upon its acquisition of the fund's previous investment manager.

2The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment manager. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Index performance is for illustrative purposes only and does not represent actual fund performance. One cannot invest directly in an Index. Performance data for the Index assumes reinvestment of dividends and is net of the management fees for the Index's components, as applicable, but it does not reflect management fees, transaction costs or other expenses that you would pay if you invested in the fund directly.

Portfolio Managers' Report – Columbia Concentrated Large Cap Value Strategy Fund

For the 12-month period that ended October 31, 2011, the fund returned 2.03% at net asset value. It lagged the 6.16% gain of the Russell 1000 Value Index. Subsequent to the acquisition of Grail Advisors, LLC (the fund's previous investment manager) by Columbia Management Investment Advisers, LLC in May 2011, new managers took over management of the fund and restructured the portfolio of investments. The portfolio managers substantially reduced the number of holdings, focusing on a portfolio of approximately 35 stocks of companies which had attractive valuations and which the managers believed could improve their earnings over time against a backdrop of a slowing growing economy. However, the fund's investments in out-of-favor financials stocks generally held back results. The following discussion of performance focuses on the period since May 2011.

Weaker economic prospects weighed on the markets

As the impact of Japan's first-quarter natural disasters worked its way through the global supply chain and Europe scrambled, once again, to prop up debtor nations—notably Greece—the pace of economic growth slowed around the world. In the United States, unfriendly spring and summer storms cut a swath of destruction across the Midwest, the South and eastern coastal states, and Washington wrangled over the deficit and the federal debt ceiling. The combined effect of both global and domestic concerns weighed on investors and weakened consumer confidence.

Against this backdrop, the U.S. economy expanded at a modest 1.6% over the past 12 months, as measured by gross domestic product (GDP). Growth was solid in the fourth quarter of 2010 but fell sharply in the first quarter of 2011, as the housing market continued its five-year slide and the job market disappointed with fewer-than-expected new jobs and a stagnant unemployment rate. Just as recession fears began to mount, growth rebounded in the second quarter of 2011, and a rise in the number of advertised job openings offered hope for the labor markets. However, a downtick in manufacturing activity in recent months continued to dampen prospects for the remainder of the year.

General stock-picking led to improved results

Good overall stock selection helped propel the improved results over the period's final months. Top performers since Columbia assumed portfolio management included: Humana, a health care benefits manager; discount retailer Costco; and up-scale retailer Nordstrom. Humana's share price had been at a low level because of market fears about the effects of new national health care legislation. However, investors started to recognize that companies such as Humana would play key roles in any health care reform. At the same time, Humana continued to meet its earnings targets and its share price rebounded. Costco, which operates big-box retail outlets offering discounted prices, exceeded its earnings targets as increasingly price-conscious shoppers sought out the values. Costco also benefited from a strong management team operating in the fastest-growing segment of the retail industry. Department store chain Nordstrom's share price had fallen amid fears that the economic climate would permanently erode

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagementetf.com for daily and most recent month-end performance updates.

Top 10 Holdings*

As of 10/31/11 (%)

Wells Fargo & Co.	3.9
Tyson Foods, Inc.	3.7
Bristol-Myers Squibb Co.	3.6
Humana, Inc.	3.6
U.S. Bancorp	3.4
Union Pacific Corp.	3.3
Altria Group, Inc.	3.2
General Mills, Inc.	3.2
Nordstrom, Inc.	3.2
Unum Group	3.1

*Percentages are based upon net assets. For further detail about these holdings, please refer to the section "Investment Portfolio." Holdings are subject to change.

Portfolio Managers' Report (continued) – Columbia Concentrated Large Cap Value Strategy Fund

Sector Allocation*

As of 10/31/11 (%)

Financials	22.8
Consumer Staples	16.0
Industrials	13.6
Energy	13.1
Health Care	10.1
Consumer Discretionary	10.0
Materials	8.7
Utilities	3.0
Information Technology	2.0
Short Term Investment	0.6
Total Investments	99.9
Other Assets in Excess of Liabilities	0.1
Net Assets	100.0

*Percentages indicated are based upon net assets. The fund's portfolio composition is subject to change.

earnings. However, Nordstrom invested in store improvements, which helped restore its core upscale customer base.

Energy picks performed well

The fund's energy selections produced especially strong results since Columbia assumed portfolio management. Although the fund's energy position was slightly overweight relative to the benchmark Russell 1000 Value Index, we focused on companies with the potential to benefit in an era of persisting imbalances between fast-growing demand for oil and limited supply. In addition, many energy companies were strengthened by amassing large cash reserves to position them well for potential merger-and-acquisition opportunities. Oil-related holdings that performed well included Valero Energy, Chevron, and Marathon Oil. Marathon, as well as another strong-performing energy corporation, Williams Companies, re-structured themselves to unlock increased shareholder value.

Financial holdings detracted from results

Many financial holdings, especially major banks, were hurt by fears that increased government oversight and potentially higher taxes would cripple their earnings power. This perception weighed on the sector, as did the effects of a difficult interest rate environment for lending operations and higher capital reserve level requirements. However, we focused on financial institutions which we believe have solid balance sheets and strong earnings growth prospects for the next three years. Fund holdings included banks such as JP Morgan Chase, Bank of America, Wells Fargo and U.S. Bancorp and insurers such as Met Life, Prudential and Unum.

Looking ahead

We believe the U.S. economy should maintain its modest growth pace in the final quarter of 2011, withstanding the domestic and international challenges seen in daily news headlines. While growth may slow somewhat early in 2012, we think the economic recovery will persist. Domestic corporations generally are in a stronger position financially and have the potential to continue to improve earnings. We do not anticipate that companies are on the verge of aggressively re-hiring workers, but we do think corporate capital spending has the potential to increase, especially on technology. Meanwhile, consumer spending appears to be holding up well. In this environment, we plan to continue to focus on well-managed companies with reasonable stock valuations and the ability to improve profitability.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Fund Profile – Columbia Growth Equity Strategy Fund

Summary

■  For the 12-month period that ended October 31, 2011, the fund returned 4.87% at net asset value.

■  Columbia Management Investment Advisers, LLC (Columbia) took over portfolio management in May 2011 upon its acquisition of the fund's previous investment manager.

■  The fund lagged its benchmark, the S&P 500 Index,1 most notably in the health care and energy sectors.

Portfolio Management

John T. Wilson, CFA, lead manager, has co-managed the fund since May 2011 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Wilson was associated with its predecessors since 2005.

Peter R. Deininger, CFA, CAIA, has co-managed the fund since May 2011 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Deininger was associated with its predecessors since 2002.

Fred Copper, CFA, has co-managed the fund since May 2011 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Copper was associated with its predecessors since 2005.

Colin Moore has co-managed the fund since May 2011 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Moore was associated with its predecessors since 2002.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. The fund is an actively-managed exchange-traded fund and securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagementetf.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/11

+4.87%

Fund at Net Asset Value

+8.09%

S&P 500 Index

Performance Information – Columbia Growth Equity Strategy Fund

Performance of a $10,000 Investment

(Inception1 through 10/31/2011)

This chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average Annual Total Returns as of 10/31/11 (%)

	One Year	Since Inception[1]
Columbia Growth Equity Strategy Fund—Market Price[2]	3.25%	10.35%
Columbia Growth Equity Strategy Fund—NAV	4.87%	11.16%
Standard & Poor's (S&P) 500 Index	8.09%	12.11%

1Fund Inception Date: 10/2/2009. Columbia took over portfolio management in May 2011 upon its acquisition of the fund's previous investment manager.

2The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment manager. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Index performance is for illustrative purposes only and does not represent actual fund performance. One cannot invest directly in an Index. Performance data for the Index assumes reinvestment of dividends and is net of the management fees for the Index's components, as applicable, but it does not reflect management fees, transaction costs or other expenses that you would pay if you invested in the fund directly.

Portfolio Managers' Report – Columbia Growth Equity Strategy Fund

For the 12-month period that ended October 31, 2011, the fund returned 4.87% at net asset value. It lagged the S&P 500 Index, which gained 8.09%. Subsequent to the acquisition of Grail Advisors, LLC (the fund's previous investment manager) by Columbia Management Investment Advisers, LLC in May 2011, the portfolio managers substantially realigned the number of holdings, focusing on a portfolio of approximately 120 stocks of companies with growth characteristics that managers believed could improve their earnings over time against the backdrop of a slowing growing economy. The following discussion of performance focuses on the period since May 2011.

Weaker economic prospects weighed on the markets

As the impact of Japan's first-quarter natural disasters worked its way through the global supply chain and Europe scrambled, once again, to prop up debtor nations—notably Greece—the pace of economic growth slowed around the world. In the United States, unfriendly spring and summer storms cut a swath of destruction across the Midwest, the South and eastern coastal states, and Washington wrangled over the deficit and the federal debt ceiling. The combined effect of both global and domestic concerns weighed on investors and weakened consumer confidence.

Against this backdrop, the U.S. economy expanded at a modest 1.6% over the past 12 months, as measured by gross domestic product (GDP). Growth was solid in the fourth quarter of 2010 but fell sharply in the first quarter of 2011, as the housing market continued its five-year slide and the job market disappointed with fewer-than-expected new jobs and a stagnant unemployment rate. Just as recession fears began to mount, growth rebounded in the second quarter of 2011, and a rise in the number of advertised job openings offered hope for the labor markets. However, a downtick in manufacturing activity in recent months continued to dampen prospects for the remainder of the year.

Underperformance in health care and energy

Since transitioning the portfolio, the fund lagged most notably in the health care and energy sectors. In health care, we focused on companies that we believed could benefit from the launch of new products, the push to contain health care costs or the trend toward low-priced generic drugs. The fund benefited from names such as Alexion Pharmaceuticals, a provider of blood disorder therapies and Biogen Idec, a leader in multiple sclerosis treatments. However, these positives were overshadowed by disappointments from Dendreon, a biotechnology company. Dendreon was sold as the company missed expectations on lower-than-anticipated demand for its advanced prostate cancer treatment. Express Scripts and St. Jude Medical also held back performance. After making an announcement to purchase Medco Health Solution, pharmacy benefit manager Express Scripts traded lower.

In the energy sector, an underweight in Exxon Mobil, which was up 20% for the year, detracted from relative performance. In addition, shares of energy equipment and service providers Halliburton and Nabors Industries slid sharply as oil prices fell and

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagementetf.com for daily and most recent month-end performance updates.

Top 10 Holdings*

As of 10/31/11 (%)

Apple, Inc.	4.9
QUALCOMM, Inc.	2.8
Google, Inc.	2.7
Oracle Corp.	2.6
International Business Machines Corp.	2.6
KKR & Co. LP	2.3
Exxon Mobil Corp.	2.2
EMC Corp.	2.2
Philip Morris International, Inc.	2.1
Costco Wholesale Corp.	2.0

*Percentages are based upon net assets. For further detail about these holdings, please refer to the section "Investment Portfolio." Holdings are subject to change.

Portfolio Managers' Report (continued) – Columbia Growth Equity Strategy Fund

Sector Allocation*

As of 10/31/11 (%)

Information Technology	31.8
Consumer Discretionary	14.2
Industrials	11.8
Health Care	11.7
Energy	9.9
Consumer Staples	8.7
Financials	6.4
Materials	3.4
Telecommunication Services	1.3
Short Term Investment	1.2
Total Investments	100.4
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0

*Percentages indicated are based upon net assets. The fund's portfolio composition is subject to change.

the global economy slowed, causing investors to flee cyclical and commodity-related names later in the year.

Gains from information technology, consumer discretionary and consumer staples

Security selection in the information technology, consumer discretionary and consumer staples sectors gave the biggest boost to relative performance. In information technology, holdings in tech heavyweights Apple, Google and International Business Machines (IBM) drove outperformance relative to the benchmark. Apple continued to move higher on the success of its iPhone and iPad business lines. Google, the dominant Internet search provider and IBM, a global provider of IT services and products, continued to execute and navigate the challenging business environment.

In the consumer discretionary sector, we favored companies with global and high-end consumer exposure that we believed could gain market share even in a slowing economy. Winners included Lululemon Athletica, a Canadian company that makes premium-priced yoga exercise apparel. Elsewhere, shares of Goodrich, an aerospace parts supplier, rallied sharply after the company received a premium buyout offer. In the consumer staples sector, shares of Whole Foods Market benefited as growing store traffic helped boost earnings.

Looking ahead

Going forward, we expect to maintain our focus on leading, high-quality franchises that have the potential to gain market share and grow earnings even in a slowing economy. By period end, the fund was more defensively positioned than it had been at the start of the year with less exposure to more economically sensitive sectors, including energy and industrials. In the coming months, however, we plan to take advantage of buying opportunities in some of these sectors, which were hit hard in the recent downdraft.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Fund Profile – Columbia Large-Cap Growth Equity Strategy Fund

Summary

■  For the 12-month period that ended October 31, 2011, the fund returned 3.68% at net asset value.

■  Columbia Management Investment Advisers, LLC (Columbia) took over portfolio management in May 2011 upon its acquisition of the fund's previous investment manager.

■  The fund trailed its benchmarks, the Russell 1000 Growth Index1 and the S&P 500 Index.2

■  Stock selection generally accounted for the fund's performance shortfall relative to its benchmarks.

Portfolio Management

Thomas M. Galvin, CFA, has co-managed the fund since May 2011 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Galvin was associated with its predecessors since 2003.

Richard A. Carter has co-managed the fund since May 2011 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Carter was associated with its predecessors since 2003.

Todd D. Herget has co-managed the fund since May 2011 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Herget was associated with its predecessors since 1998.

Fred Copper, CFA, has co-managed the fund since May 2011 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Copper was associated with its predecessors since 2005.

Colin Moore has co-managed the fund since May 2011 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Moore was associated with its predecessors since 2002.

1The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

2The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. The fund is an actively-managed exchange-traded fund and securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagementetf.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/11

+3.68%

Fund at Net Asset Value

+9.92%

Russell 1000 Growth Index

+8.09%

S&P 500 Index

Performance Information – Columbia Large-Cap Growth Equity Strategy Fund

Performance of a $10,000 Investment

(Inception1 through 10/31/2011)

This chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average Annual Total Returns as of 10/31/11 (%)

	One Year	Since Inception[1]
Columbia Large-Cap Growth Equity Strategy Fund—Market Price[2]	3.82%	10.72%
Columbia Large-Cap Growth Equity Strategy Fund—NAV	3.68%	10.65%
Russell 1000 Growth Index	9.92%	14.64%
Standard & Poor's (S&P) 500 Index	8.09%	12.11%

1Fund Inception Date: 10/2/2009. Columbia took over portfolio management in May 2011 upon its acquisition of the fund's previous investment manager.

2The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment manager. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Index performance is for illustrative purposes only and does not represent actual fund performance. One cannot invest directly in an Index. Performance data for the Index assumes reinvestment of dividends and is net of the management fees for the Index's components, as applicable, but it does not reflect management fees, transaction costs or other expenses that you would pay if you invested in the fund directly.

Portfolio Managers' Report – Columbia Large-Cap Growth Equity Strategy Fund

For the 12-month period that ended October 31, 2011, the fund returned 3.68% at net asset value. It lagged the 9.92% gain of the Russell 1000 Growth Index and the 8.09% gain of the S&P 500 Index. Stock selection generally accounted for the shortfall relative to the benchmarks. Subsequent to the acquisition of Grail Advisors, LLC (the fund's previous investment manager) by Columbia Management Investment Advisers, LLC in May 2011, new managers took over the fund. The portfolio was substantially realigned to focus on approximately 50 high-quality growth companies that managers believe have the potential to improve earnings against a backdrop of slow economic growth. The following discussion of performance focuses on the period since May 2011.

Weaker economic prospects weighed on the markets

As the impact of Japan's first-quarter natural disasters worked its way through the global supply chain and Europe scrambled, once again, to prop up debtor nations—notably Greece—the pace of economic growth slowed around the world. In the United States, unfriendly spring and summer storms cut a swath of destruction across the Midwest, the South and eastern coastal states, and Washington wrangled over the deficit and the federal debt ceiling. The combined effect of both global and domestic concerns weighed on investors and weakened consumer confidence.

Against this backdrop, the U.S. economy expanded at a modest 1.6% over the past 12 months, as measured by gross domestic product (GDP). Growth was solid in the fourth quarter of 2010 but fell sharply in the first quarter of 2011, as the housing market continued its five-year slide and the job market disappointed with fewer-than-expected new jobs and a stagnant unemployment rate. Just as recession fears began to mount, growth rebounded in the second quarter of 2011, and a rise in the number of advertised job openings offered hope for the labor markets. However, a downtick in manufacturing activity in recent months continued to dampen prospects for the remainder of the year.

Stock selection hampered results

During the period since May 2011, stock selection in information technology, consumer staples and consumer discretionary detracted from performance. In the technology sector, Internet protocol network solution provider Acme Packet and Juniper Networks, a manufacturer of network infrastructure hardware, sold off on concerns of a slowdown on enterprise spending. A position in EMC, a leader in data storage, also detracted from returns. In consumer discretionary, a position in Netflix declined dramatically late in the year as the firm confounded the market by announcing that it had decided to split its DVD delivery and streaming video businesses. In the consumer staples sector, Green Mountain Coffee Roasters, a recent acquisition for the fund, declined as the market grew pessimistic about the firm's growth prospects. The company operates two business units: the specialty coffee business unit that produces coffee, tea and hot cocoa and the Keurig business unit that manufactures gourmet single-cup brewing systems.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagementetf.com for daily and most recent month-end performance updates.

Top 10 Holdings*

As of 10/31/11 (%)

Amazon.com, Inc.	3.8
Cognizant Technology Solutions Corp.	3.8
Biogen Idec, Inc.	3.7
Google, Inc.	3.6
QUALCOMM, Inc.	3.5
Baidu, Inc.	3.4
Priceline.com, Inc.	3.3
EMC Corp.	3.3
Celgene Corp.	3.2
Novo Nordisk A/S	3.2

*Percentages are based upon net assets. For further detail about these holdings, please refer to the section "Investment Portfolio." Holdings are subject to change.

Portfolio Managers' Report (continued) – Columbia Large-Cap Growth Equity Strategy Fund

Sector Allocation*

As of 10/31/11 (%)

Information Technology	32.3
Health Care	22.6
Consumer Discretionary	15.1
Industrials	7.9
Energy	7.2
Consumer Staples	5.9
Financials	5.8
Materials	2.9
Short Term Investment	0.6
Total Investments	100.3
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0

*Percentages indicated are based upon net assets. The fund's portfolio composition is subject to change.

Positive stock selection in health care and energy aided performance, but not enough to offset the losses from stock selection in technology and consumer-related sectors. As the year progressed, the strategy's underweights in cyclical sectors, including industrials, materials and energy, proved beneficial as these areas lagged the broader market on fears of a global economic slowdown. In health care, Alexion Pharmaceuticals a provider of blood disorder therapies, Biogen Idec a leader in multiple sclerosis treatments and Celgene, which develops cancer treatments for diseases such as multiple myeloma, were all outperformers. Other notable outperformers included lululemon athletica, the yoga inspired apparel designer which continued to rally, and Chipotle Mexican Grill. The restaurant chain claims that it offers "food with integrity," which value-conscious customers continue to seek out. Also, metal component manufacturer Precision Castparts, which is a key supplier to the new Boeing 787 aircraft, continued to benefit as production rates are expected to increase to meet growing demand in industrials.

Looking ahead

In the coming months, we believe that investors will look for greater clarity on structural reforms to put the economy back on a more stable footing. Against a backdrop of slow—but not negative—economic growth and low interest rates, we expect heightened volatility to continue. However, as we look ahead, we remain confident in the fund's prospects. Broadly speaking, we believe that equities are undervalued and that recent market volatility has created many individual company opportunities. We remain focused on finding high-quality, high-growth companies that can self-fund their own growth rather than relying on the capital markets. Going forward, we believe that the companies represented in the portfolio have the potential to benefit from high credit ratings, cash-rich balance sheets, lower commodity prices for consumers and an accommodative Federal Reserve Board policy. All of these factors could tilt in favor of the portfolio in the future. In a low-growth world, we continue to believe cash will serve as ammunition for high-quality companies to win a war of attrition. We believe that the companies in the portfolio should be well positioned to respond when more rational thinking returns to the market.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Fund Profile – Columbia Intermediate Municipal Bond Strategy Fund

Summary

■  For the 12-month period that ended October 31, 2011, the fund returned 4.29% at net asset value.

■  Columbia Management Investment Advisers, LLC (Columbia) took over portfolio management in May 2011 upon its acquisition of the fund's previous investment manager.

■  The fund outperformed its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index.1

■  Bonds rated A were strong contributors to the fund's performance as were local government obligation bonds and electric revenue bonds.2

Portfolio Management

Brian McGreevy has managed the fund since May 2011 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. McGreevy was associated with its predecessors since 1994.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

2The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk. Bond Quality Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). For information on the rating agencies methodology go to: www.fitchratings.com/index_fitchratings.cfm or www.standardandpoors.com/home/en/us or www.moodys.com/researchandratings.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. The fund is an actively-managed exchange-traded fund and securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagementetf.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/11

+4.29%

Fund at Net Asset Value

+3.89%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Performance Information – Columbia Intermediate Municipal Bond Strategy Fund

Performance of a $10,000 Investment

(Inception1 through 10/31/2011)

This chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average Annual Total Returns as of 10/31/11 (%)

	One Year	Since Inception[1]
Columbia Intermediate Municipal Bond Strategy Fund—Market Price[2]	4.43%	5.51%
Columbia Intermediate Municipal Bond Strategy Fund—NAV	4.29%	5.62%
Barclays Capital 3-15 Year Blend Municipal Bond Index	3.89%	5.30%

1Fund Inception Date: 1/29/2010. Columbia took over portfolio management in May 2011 upon its acquisition of the fund's previous investment manager.

2The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment manager. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Index performance is for illustrative purposes only and does not represent actual fund performance. One cannot invest directly in an Index. Performance data for the Index assumes reinvestment of dividends and is net of the management fees for the Index's components, as applicable, but it does not reflect management fees, transaction costs or other expenses that you would pay if you invested in the fund directly.

Portfolio Manager's Report – Columbia Intermediate Municipal Bond Strategy Fund

For the 12-month period that ended October 31, 2011, the fund returned 4.29% at net asset value. That was higher than the 3.89% return of the Barclays Capital 3-15 Year Blend Municipal Bond Index. Subsequent to its acquisition of Grail Advisors, LLC (the fund's previous investment manager) by Columbia Management Investment Advisers, LLC in May 2011, Columbia took over management of the fund. Since Columbia assumed management of the fund, the fund's maturity positioning and an overweight in A rated municipal bonds were strong contributors to performance, as were hospital and local general obligation bonds (GO's). The following discussion describes the municipal bond market during the entire fiscal year, but focuses only on investment changes made from the acquisition in May through the end of the fiscal year.

A volatile year left yields largely unchanged

Early in the fiscal year, rising yields pressured prices. Municipal yields followed U.S. Treasury yields higher but retained an advantage on a taxable equivalent basis. Conflicting economic signals, with signs of stronger growth, added to the bearish sentiment. Yields on 10-year AAA municipals rose nearly seven-tenths of a percentage point, and longer-term rates climbed almost a full point. In December 2010, a well-known equity analyst added to the negative market tone by forecasting a wave of municipal defaults, which alarmed bondholders and prompted them to sell municipal bond funds. In fact, the actual number of issues in the investment-grade universe that has defaulted in 2011 has been extremely small. Market observers also anticipated that 2011 would be heavy with new issues supply that would drive prices still lower while yields climbed. But, to the surprise of many, new issuance actually shrank by about 30% from prior year levels.

In the spring of 2011, slowing economic activity combined with the eurozone crisis to spur a flight to quality, particularly to U.S. Treasuries. Redemptions of municipal mutual funds began to abate when attractive yields, ratios and the continued positive revenue turnaround at the state level helped allay investor worries. In the final months of the period, municipal yields declined and prices rose. Individual investors continued to favor municipal bonds with one-to ten-year maturities. Despite interim volatility, municipal bond yields ended the fund's fiscal year at levels close to where they started one year ago, generating positive returns versus most other asset classes.

Issuers addressed budget shortfalls

State and local governments acted decisively to bring budgets into line through prudent spending decisions that included layoffs, program cuts and postponement of capital outlays. Some states also raised taxes and fees. It is possible that significant changes in public employees' health care contributions and revised pension rules may also reduce the cost to states in the years ahead, relieving some budget pressure.

Maturity and quality positioning drove strong relative returns

The fund's maturity positioning aided results for the period since Columbia took over portfolio management. The fund had less exposure than the index to short-term bonds, which underperformed and more exposure to bonds in the four- to six-year maturity

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagementetf.com for daily and most recent month-end performance updates.

Top 10 Holdings*

As of 10/31/11 (%)

City of Scottsdale 5.000%, 07/01/24	4.7
City of Salem 5.000%, 06/01/16	4.5
Michigan Municipal Bond Authority Clean Water Revolving Fund Revenue Bonds 5.000%, 10/01/24	4.2
Energy Northwest Washington Electric Revenue Columbia Generating Series A Revenue Bonds 5.000%, 07/01/22	3.9
Missouri Joint Municipal Electric Utility Commission Power Project Revenue Series A Revenue Bonds 5.000%, 01/01/16	3.5
County of Howard 5.000%, 02/15/21	3.4
Charlotte, North Carolina Airport Revenue Series B Revenue Bonds 5.000%, 07/01/16	3.3
San Diego Public Facilities Financing Authority Sewer Revenue Series A Revenue Bonds 5.000%, 05/15/24	3.2
Citizens Property Insurance Corp. Revenue Bonds 5.500%, 06/01/17	3.2
South Miami Health Facilities Authority Hospital Revenue Baptist Health South Florida Group Revenue Bonds 5.000%, 08/15/14	2.6

*Percentages are based upon net assets. For further detail about these holdings, please refer to the section "Investment Portfolio." Holdings are subject to change.

Portfolio Manager's Report (continued) – Columbia Intermediate Municipal Bond Strategy Fund

State Allocation*

As of 10/31/11 (%)

Washington	10.3
Alaska	8.7
Florida	8.0
New York	6.6
Texas	6.6
California	5.3
Arizona	4.7
Oregon	4.5
New Jersey	4.4
Colorado	4.3
Indiana	4.2
Michigan	4.2
Missouri	3.5
Maryland	3.4
North Carolina	3.3
Hawaii	2.2
New Mexico	2.2
Oklahoma	2.2
Massachusetts	2.1
Illinois	2.0
Pennsylvania	2.0
Wisconsin	2.0
Short Term Investment	2.1
Total Investments	98.8
Other Assets in Excess of Liabilities	1.2
Net Assets	100.0

*Percentages indicated are based upon net assets. The fund's portfolio composition is subject to change.

range, which added value. A significant overweight in the 10- to 15-year maturity range was particularly beneficial. It was the strongest performing segment of the yield curve. During the period, lower-rated, higher-yielding bonds outperformed those of higher quality and the fund did well to have more exposure than the index to this sector. A heavier exposure to A rated local GO's also aided returns. In addition, the fund's holdings exceeded the return of similar bonds in the index. Among states, Texas, Illinios and Florida were the best performers versus the index. The fund had slightly more weight in Florida, which benefited performance, but was neutral or underweight in Texas and Illinois. The fund was underweight in state GO's, which slightly detracted from performance.

In the hospital sector, the fund held more names than the index, which added to returns. The hospital sector was one of the best performers for the period, with returns that were approximately 140 basis points more than the overall index.

Slow growth, volatile markets could bring opportunities

At the moment, we see good potential for municipal bonds in the eight- to 12-year maturity range. With the possibility of generally slow but positive growth in upcoming months, the A rated segment continues to offer an attractive yield advantage. We believe the Federal Reserve Board is likely to maintain short-term interest rates at their current low level, suggesting that short-term issues have the potential to be very stable but offer little yield. We do expect volatility to remain high, as negative rating changes have the potential to continue to occur in 2012. We will aim to take advantage of dislocations and weakness where appropriate.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

Fund Profile – Columbia Core Bond Strategy Fund

Summary

■  For the 12-month period that ended October 31, 2011, the fund returned 5.12% at net asset value.

■  Columbia Management Investment Advisers, LLC (Columbia) took over portfolio management in May 2011 upon its acquisition of the fund's previous investment manager.

■  The fund slightly outperformed its benchmark, the Barclays Capital Aggregate Bond Index.1

■  The fund maintained fairly consistent performance despite the volatility of underlying market segments. Asset allocation decisions helped generate incrementally positive returns.

Portfolio Management

Orhan Imer, Ph.D., CFA, has managed the fund since August 2011 and has been associated with the advisor since May 2010. Prior to joining the advisor, Dr. Imer was associated with its predecessors since 2009.

1The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. The fund is an actively-managed exchange-traded fund and securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagementetf.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/11

+5.12%

Fund at Net Asset Value

+5.00%

Barclays Capital Aggregate Bond Index

Performance Information – Columbia Core Bond Strategy Fund

Performance of a $10,000 Investment

(Inception1 through 10/31/2011)

This chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average Annual Total Returns as of 10/31/11 (%)

	One Year	Since Inception[1]
Columbia Core Bond Strategy Fund—Market Price[2]	8.16%	8.60%
Columbia Core Bond Strategy Fund—NAV	5.12%	7.28%
Barclays Capital Aggregate Bond Index	5.00%	6.83%

1Fund Inception Date: 1/29/2010. Columbia took over portfolio management in May 2011 upon its acquisition of the fund's previous investment manager.

2The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment manager. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Index performance is for illustrative purposes only and does not represent actual fund performance. One cannot invest directly in an Index. Performance data for the Index assumes reinvestment of dividends and is net of the management fees for the Index's components, as applicable, but it does not reflect management fees, transaction costs or other expenses that you would pay if you invested in the fund directly.

Portfolio Manager's Report – Columbia Core Bond Strategy Fund

For the 12-month period that ended October 31, 2011, the fund returned 5.12% at net asset value. That was slightly higher than the 5.00% return of the Barclays Capital Aggregate Bond Index. Subsequent to the acquisition of Grail Advisors, LLC (the fund's previous investment manager) by Columbia Management Investment Advisers, LLC in May 2011, a new manager took over management of the fund. The fund's asset allocation and duration positioning resulted in a small performance advantage for the period. Duration is a measure of interest rate sensitivity. The following discussion of performance focuses on the period since May 2011.

Weaker economic prospects weighed on the markets

As the impact of Japan's first-quarter natural disasters worked its way through the global supply chain and Europe scrambled, once again, to prop up debtor nations—notably Greece—the pace of economic growth slowed around the world. In the United States, unfriendly spring and summer storms cut a swath of destruction across the Midwest, the South and eastern coastal states, and Washington wrangled over the deficit and the federal debt ceiling. The combined effect of both global and domestic concerns weighed on investors and weakened consumer confidence.

Against this backdrop, the U.S. economy expanded at a modest 1.6% over the past 12 months, as measured by gross domestic product (GDP). Growth was solid in the fourth quarter of 2010 but fell sharply in the first quarter of 2011, as the housing market continued its five-year slide and the job market disappointed with fewer-than-expected new jobs and a stagnant unemployment rate. Just as recession fears began to mount, growth rebounded in the second quarter of 2011, and a rise in the number of advertised job openings offered hope for the labor markets. However, a downtick in manufacturing activity in recent months continued to dampen prospects for the remainder of the year.

One year, two different market environments

From an investor's standpoint, the events of the past 12 months shaped two different market environments. During the first half of the period, when an economic recovery was widely viewed as imminent, non-Treasury sectors delivered superior performance, notably corporate bonds, asset-backed securities and mortgage-backed securities. The fund's overweight position in these asset classes aided overall performance during this period. The fund was also aided by its shorter-than-average duration profile. When interest rates rise and bond prices fall, as they did during this period, a shorter duration helps insulate bond prices from the impact.

However, the economy slowed during the summer of 2011 and the grueling congressional debate over the debt limit and the unprecedented downgrade of the U.S. credit rating weighed on corporate bonds and most securitized fixed-income investments. The fund's positions in these sectors lost value as the markets declined, but these losses were cushioned by the purchase of longer-dated Treasury bonds, which gained value. The decision to purchase longer-term Treasuries was rooted in the desire to extend the average duration of the fund as interest rates reversed course, but

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagementetf.com for daily and most recent month-end performance updates.

Top 10 Holdings*

As of 10/31/11 (%)

U.S. Treasury Note 0.375%, 06/30/13	7.6
FHLMC 2.500%, 05/27/16	4.0
U.S. Treasury Note 1.250%, 10/31/15	3.9
FNMA 4.500%, 08/01/39	3.1
FHLMC 5.000%, 02/01/40	3.0
GNMA 4.5000%, 11/15/41	2.6
U.S. Treasury Bond 4.375%, 05/15/41	2.3
U.S. Treasury Bond 4.375%, 02/15/38	2.3
FHLMC 3.750%, 03/27/19	2.1
FNMA 5.500%, 04/01/38	2.0

*Percentages are based upon net assets. For further detail about these holdings, please refer to the section "Investment Portfolio." Holdings are subject to change.

Portfolio Manager's Report (continued) – Columbia Core Bond Strategy Fund

Sector Allocation*

As of 10/31/11 (%)

U.S. Government & Agency Obligations	45.0
Corporate Bonds	27.8
U.S. Treasury Obligations	20.9
Asset Backed Securities— Non-Agency	3.7
Municipal Bonds	1.8
Foreign Government Obligations	0.4
Short Term Investment	7.8
Total Investments	107.4
Liabilities in Excess of Other Assets	(7.4)
Net Assets	100.0

*Percentages indicated are based upon net assets. The fund's portfolio composition is subject to change.

its near-term effect was to participate in an unexpectedly strong rally. Paradoxically, the Treasury market performed extremely well following the U.S. debt downgrade, as investors sought shelter from riskier asset classes. Yields on the 30-year Treasury bond declined more than a full percentage point between the end of July and the end of the reporting period, from 4.3% down to just 3.1%.

Aligning the fund more closely with its benchmark

Since Columbia began managing the fund, we have made slight adjustments to its corporate holdings in an effort to bring the portfolio more in line with the benchmark. In particular, we purchased securities in the industrials and utilities sectors near the end of the 12-month period to align the fund's allocation to these sectors with the benchmark. A similar move was made in the mortgage-backed area, where we supplemented holdings of high-coupon mortgages to more closely conform to the benchmark's weight in the sector.

Looking ahead

As we enter a new fiscal year, we believe that the flight-to-quality mindset of the last few months may have run its course, and, as of now, have brought the fund's interest-rate exposure generally in line with its benchmark index. The fund's allocation to corporate bonds represents a slight overweight, while Treasury exposure is currently neutral with respect to the benchmark. We would not be surprised to see interest rates move somewhat higher than today's depressed levels, barring an extended period of economic sluggishness. We currently plan to continue to position the fund's interest rate exposure fairly close to the benchmark and await specific opportunities for value-added adjustments.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Shareholder Expense Examples (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an initial investment of $1,000 invested at the beginning of the period and held for the period ended October 31, 2011.

Actual Expenses

The information under each column in the table below entitled "Actual" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled "Expenses Paid for the Period 5/1/2011 to 10/31/2011" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information under each column in the table entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the ending account values and expenses paid for the period under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2011 ($)		Ending Account Value 10/31/2011 ($)		Expenses Paid for the Period 5/1/2011 to 10/31/2011† ($)		Annualized Expense Ratio for the Period 5/1/2011 to 10/31/2011* (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Concentrated Large Cap Value Strategy Fund	1,000.00	1,000.00	894.80	1,021.22	3.77	4.02	0.79
Columbia Growth Equity Strategy Fund	1,000.00	1,000.00	923.20	1,020.72	4.31	4.53	0.89
Columbia Large-Cap Growth Equity Strategy Fund	1,000.00	1,000.00	927.50	1,020.72	4.32	4.53	0.89
Columbia Intermediate Municipal Bond Strategy Fund	1,000.00	1,000.00	1,042.40	1,023.44	1.80	1.79	0.35
Columbia Core Bond Strategy Fund	1,000.00	1,000.00	1,049.70	1,023.44	1.81	1.79	0.35

† Expenses are calculated using the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

* Expense ratios reflect expense caps through the period ended 10/31/2011.

Had the Investment Manager not waived fees or reimbursed a portion of expenses, account values at the end of the period would have been reduced.

Frequency Distribution of Premiums and Discounts (unaudited)

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund's net asset value. Net asset value, or "NAV", is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. The following information shows the frequency distributions of premiums and discounts for each of the Funds.

The information shown for each Fund is for the period from inception date of such Fund through October 31, 2011.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

		Market Price Above or Equal to NAV		Market Price Below NAV
	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
Columbia Concentrated Large Cap Value Strategy Fund May 1, 2009 - October 31, 2011
	1 - 49.9	361	57.21%	257	40.73%
	50 - 99.9	3	0.47%	2	0.32%
	100 - 199.9	1	0.16%	3	0.47%
	> 200	2	0.32%	2	0.32%
	Total	367	58.16%	264	41.84%

		Market Price Above or Equal to NAV		Market Price Below NAV
	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
Columbia Growth Equity Strategy Fund October 2, 2009 - October 31, 2011
	1 - 49.9	214	40.77%	230	43.81%
	50 - 99.9	23	4.38%	23	4.38%
	100 - 199.9	2	0.38%	29	5.52%
	> 200	3	0.57%	1	0.19%
	Total	242	46.10%	283	53.90%

Frequency Distribution of Premiums and Discounts (unaudited) (continued)

		Market Price Above or Equal to NAV		Market Price Below NAV
	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
Columbia Large-Cap Growth Equity Strategy Fund October 2, 2009 - October 31, 2011
	1 - 49.9	280	53.33%	155	29.52%
	50 - 99.9	9	1.72%	65	12.38%
	100 - 199.9	3	0.57%	10	1.91%
	> 200	2	0.38%	1	0.19%
	Total	294	56.00%	231	44.00%

		Market Price Above or Equal to NAV		Market Price Below NAV
	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
Columbia Intermediate Municipal Bond Strategy Fund January 29, 2010 - October 31, 2011
	1 - 49.9	11	2.48%	289	65.09%
	50 - 99.9	—	—	17	3.83%
	100 - 199.9	—	—	111	25.00%
	> 200	—	—	16	3.60%
	Total	11	2.48%	433	97.52%

		Market Price Above or Equal to NAV		Market Price Below NAV
	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
Columbia Core Bond Strategy Fund January 29, 2010 - October 31, 2011
	1 - 49.9	94	21.17%	206	46.40%
	50 - 99.9	15	3.38%	108	24.32%
	100 - 199.9	9	2.03%	4	0.90%
	> 200	8	1.80%	—	—
	Total	126	28.38%	318	71.62%

Investment Portfolio – Columbia Concentrated Large Cap Value Strategy Fund

October 31, 2011

Common Stocks – 99.3%
Issuer	Shares	Value ($)
Consumer Discretionary – 10.0%
Multiline Retail – 5.9%
J.C. Penney Co., Inc.	2,542	81,547
Nordstrom, Inc.	1,900	96,311
Total Multiline Retail		177,858
Specialty Retail – 4.1%
Gap, Inc. (The)	2,776	52,467
Lowe's Cos., Inc.	3,500	73,570
Total Specialty Retail		126,037
Total Consumer Discretionary		303,895
Consumer Staples – 16.0%
Food & Staples Retailing – 3.0%
Costco Wholesale Corp.	1,100	91,575
Food Products – 6.8%
General Mills, Inc.	2,500	96,325
Tyson Foods, Inc. Class A	5,800	111,940
Total Food Products		208,265
Tobacco – 6.2%
Altria Group, Inc.	3,560	98,078
Philip Morris International, Inc.	1,300	90,831
Total Tobacco		188,909
Total Consumer Staples		488,749
Energy – 13.1%
Oil, Gas & Consumable Fuels – 13.1%
Chevron Corp.	514	53,996
ConocoPhillips	1,300	90,545
Marathon Oil Corp.	1,800	46,854
Marathon Petroleum Corp.	900	32,310
Valero Energy Corp.	3,500	86,100
Williams Cos., Inc. (The)	3,000	90,330
Total Oil, Gas & Consumable Fuels		400,135
Total Energy		400,135
Financials – 22.8%
Capital Markets – 2.3%
Morgan Stanley	4,047	71,389
Commercial Banks – 7.3%
U.S. Bancorp	4,000	102,360
Wells Fargo & Co.	4,611	119,471
Total Commercial Banks		221,831

Issuer	Shares	Value ($)
Diversified Financial Services – 4.9%
Bank of America Corp.	8,661	59,155
JPMorgan Chase & Co.	2,600	90,376
Total Diversified Financial Services		149,531
Insurance – 8.3%
MetLife, Inc.	2,159	75,910
Prudential Financial, Inc.	1,510	81,842
Unum Group	4,000	95,360
Total Insurance		253,112
Total Financials		695,863
Health Care – 10.1%
Health Care Equipment & Supplies – 2.9%
Baxter International, Inc.	1,600	87,968
Health Care Providers & Services – 3.6%
Humana, Inc.	1,300	110,357
Pharmaceuticals – 3.6%
Bristol-Myers Squibb Co.	3,500	110,565
Total Health Care		308,890
Industrials – 13.6%
Aerospace & Defense – 7.9%
General Dynamics Corp.	1,200	77,028
Honeywell International, Inc.	1,500	78,600
United Technologies Corp.	1,100	85,778
Total Aerospace & Defense		241,406
Road & Rail – 5.7%
CSX Corp.	3,300	73,293
Union Pacific Corp.	1,000	99,570
Total Road & Rail		172,863
Total Industrials		414,269
Information Technology – 2.0%
Communications Equipment – 2.0%
Juniper Networks, Inc.*	2,500	61,175
Total Information Technology		61,175
Materials – 8.7%
Chemicals – 8.7%
E.I. du Pont de Nemours & Co.	1,700	81,719
Praxair, Inc.	900	91,503

The accompanying notes are an integral part of these financial statements.

Columbia Concentrated Large Cap Value Strategy Fund

October 31, 2011

Common Stocks (continued)
Issuer	Shares	Value ($)
Chemicals (continued)
Sherwin-Williams Co. (The)	1,100	90,981
Total Chemicals		264,203
Total Materials		264,203
Utilities – 3.0%
Independent Power Producers & Energy Traders – 3.0%
AES Corp. (The)*	8,000	89,760
Total Utilities		89,760
Total Common Stocks (Cost $3,363,185)		3,026,939
Short Term Investment – 0.6%
Money Market Fund – 0.6%
Dreyfus Treasury Prime Cash Reserves 0.00%† (Cost $17,418)	17,418	17,418
Investments – 99.9% (Cost $3,380,603)		3,044,357
Other Assets in Excess of Liabilities – 0.1%		2,479
Net Assets – 100.0%		3,046,836

*  Non-income producing security.

†  Represents average annualized seven-day yield as of October 31, 2011.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 – Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models typically rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2011:

	Columbia Concentrated Large Cap Value Strategy Fund
Valuation Inputs	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks*	$3,026,939	$—	$—	$3,026,939
Money Market Fund	17,418	—	—	17,418
Total	$3,044,357	$—	$—	$3,044,357

* Please refer to the investment portfolio above to view securities segregated by industry type.

There were no transfers between Level 1 and Level 2 securities during the year.

For more information on the valuation of investments, please refer to Note 2 to the financial statements – Security Valuation.

The accompanying notes are an integral part of these financial statements.

Investment Portfolio – Columbia Growth Equity Strategy Fund

October 31, 2011

Common Stocks – 99.2%
Issuer	Shares	Value ($)
Consumer Discretionary – 14.2%
Automobiles – 0.3%
Ford Motor Co.*	377	4,403
Hotels, Restaurants & Leisure – 3.4%
Bally Technologies, Inc.*	177	6,420
Ctrip.com International Ltd.(a)*	174	6,066
McDonald's Corp.	117	10,863
Starbucks Corp.	539	22,821
Starwood Hotels & Resorts Worldwide, Inc.	120	6,013
Total Hotels, Restaurants & Leisure		52,183
Internet & Catalog Retail – 1.6%
Amazon.com, Inc.*	85	18,148
Priceline.com, Inc.*	12	6,093
Total Internet & Catalog Retail		24,241
Media – 1.7%
CBS Corp. Class B	314	8,104
Comcast Corp. Class A	281	6,590
Viacom, Inc. Class B	275	12,059
Total Media		26,753
Multiline Retail – 1.5%
Macy's, Inc.	394	12,029
Nordstrom, Inc.	232	11,760
Total Multiline Retail		23,789
Specialty Retail – 3.4%
Abercrombie & Fitch Co. Class A	190	14,136
Dick's Sporting Goods, Inc.*	306	11,961
Home Depot, Inc. (The)	221	7,912
Limited Brands, Inc.	249	10,635
Lowe's Cos., Inc.	403	8,471
Total Specialty Retail		53,115
Textiles, Apparel & Luxury Goods – 2.3%
Coach, Inc.	237	15,422
Fossil, Inc.*	137	14,201
Lululemon Athletica, Inc.*	116	6,552
Total Textiles, Apparel & Luxury Goods		36,175
Total Consumer Discretionary		220,659
Consumer Staples – 8.7%
Beverages – 1.4%
PepsiCo, Inc.	336	21,151
Food & Staples Retailing – 3.7%
Costco Wholesale Corp.	364	30,303
Walgreen Co.	461	15,305

Issuer	Shares	Value ($)
Food & Staples Retailing (continued)
Whole Foods Market, Inc.	162	11,684
Total Food & Staples Retailing		57,292
Food Products – 0.8%
Hershey Co. (The)	213	12,190
Personal Products – 0.8%
Estee Lauder Cos., Inc. (The) Class A	126	12,405
Tobacco – 2.0%
Philip Morris International, Inc.	458	32,001
Total Consumer Staples		135,039
Energy – 9.9%
Energy Equipment & Services – 2.6%
Halliburton Co.	389	14,533
McDermott International, Inc.*	306	3,360
Nabors Industries Ltd.*	394	7,222
National Oilwell Varco, Inc.	125	8,916
Schlumberger Ltd.	90	6,612
Total Energy Equipment & Services		40,643
Oil, Gas & Consumable Fuels – 7.3%
Apache Corp.	109	10,860
Chevron Corp.	186	19,539
Continental Resources, Inc.*	158	9,583
EQT Corp.	168	10,668
Exxon Mobil Corp.	443	34,594
Occidental Petroleum Corp.	105	9,759
Peabody Energy Corp.	120	5,204
Southwestern Energy Co.*	296	12,444
Total Oil, Gas & Consumable Fuels		112,651
Total Energy		153,294
Financials – 6.4%
Capital Markets – 4.8%
BlackRock, Inc.	72	11,361
Charles Schwab Corp. (The)	472	5,796
Franklin Resources, Inc.	84	8,957
KKR & Co. LP	2,674	36,046
Morgan Stanley	296	5,221
TD Ameritrade Holding Corp.	470	7,887
Total Capital Markets		75,268
Diversified Financial Services – 1.2%
Citigroup, Inc.	292	9,224
JPMorgan Chase & Co.	261	9,072
Total Diversified Financial Services		18,296

The accompanying notes are an integral part of these financial statements.

Columbia Growth Equity Strategy Fund

October 31, 2011

Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance – 0.4%
MetLife, Inc.	160	5,626
Total Financials		99,190
Health Care – 11.7%
Biotechnology – 1.7%
Alexion Pharmaceuticals, Inc.*	126	8,506
Celgene Corp.*	222	14,392
Dendreon Corp.*	253	2,768
Total Biotechnology		25,666
Health Care Equipment & Supplies – 3.4%
Covidien PLC	273	12,842
Edwards Lifesciences Corp.*	96	7,240
Medtronic, Inc.	260	9,032
St. Jude Medical, Inc.	417	16,263
Zimmer Holdings, Inc.*	136	7,158
Total Health Care Equipment & Supplies		52,535
Health Care Providers & Services – 2.5%
Express Scripts, Inc.*	419	19,161
UnitedHealth Group, Inc.	142	6,815
Universal Health Services, Inc. Class B	330	13,190
Total Health Care Providers & Services		39,166
Health Care Technology – 0.6%
Cerner Corp.*	159	10,085
Life Sciences Tools & Services – 0.5%
Waters Corp.*	93	7,451
Pharmaceuticals – 3.0%
Abbott Laboratories	212	11,421
Allergan, Inc.	211	17,749
Perrigo Co.	115	10,382
Watson Pharmaceuticals, Inc.*	102	6,851
Total Pharmaceuticals		46,403
Total Health Care		181,306
Industrials – 11.8%
Aerospace & Defense – 3.1%
Boeing Co. (The)	209	13,750
Precision Castparts Corp.	92	15,010
United Technologies Corp.	258	20,119
Total Aerospace & Defense		48,879
Air Freight & Logistics – 1.5%
FedEx Corp.	97	7,937
United Parcel Service, Inc. Class B	209	14,680
Total Air Freight & Logistics		22,617

Issuer	Shares	Value ($)
Construction & Engineering – 0.6%
KBR, Inc.	317	8,848
Electrical Equipment – 1.1%
Cooper Industries PLC	144	7,554
Rockwell Automation, Inc.	145	9,809
Total Electrical Equipment		17,363
Industrial Conglomerates – 0.4%
Tyco International Ltd.	143	6,514
Machinery – 3.4%
Caterpillar, Inc.	89	8,407
Cummins, Inc.	73	7,259
Deere & Co.	100	7,590
Dover Corp.	223	12,383
Pall Corp.	167	8,545
Parker Hannifin Corp.	106	8,644
Total Machinery		52,828
Road & Rail – 1.4%
J.B. Hunt Transport Services, Inc.	245	10,366
Union Pacific Corp.	110	10,953
Total Road & Rail		21,319
Trading Companies & Distributors – 0.3%
United Rentals, Inc.*	196	4,588
Total Industrials		182,956
Information Technology – 31.8%
Communications Equipment – 4.0%
Ciena Corp.*	295	3,888
Cisco Systems, Inc.	421	7,801
Juniper Networks, Inc.*	308	7,537
QUALCOMM, Inc.	833	42,983
Total Communications Equipment		62,209
Computers & Peripherals – 7.2%
Apple, Inc.*	189	76,503
EMC Corp.*	1,408	34,510
Total Computers & Peripherals		111,013
Internet Software & Services – 2.7%
Google, Inc. Class A*	70	41,485
IT Services – 6.5%
Accenture PLC Class A	320	19,283
Alliance Data Systems Corp.*	61	6,249
Cognizant Technology Solutions Corp. Class A*	124	9,021
International Business Machines Corp.	215	39,695
Teradata Corp.*	114	6,801

The accompanying notes are an integral part of these financial statements.

Columbia Growth Equity Strategy Fund

October 31, 2011

Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services (continued)
Visa, Inc. Class A	217	20,237
Total IT Services		101,286
Semiconductors & Semiconductor Equipment – 2.3%
Advanced Micro Devices, Inc.*	655	3,819
Fairchild Semiconductor International, Inc.*	373	5,584
Netlogic Microsystems, Inc.*	155	7,626
Texas Instruments, Inc.	302	9,280
Xilinx, Inc.	288	9,636
Total Semiconductors & Semiconductor Equipment		35,945
Software – 9.1%
Autodesk, Inc.*	333	11,522
Intuit, Inc.	231	12,398
Microsoft Corp.	1,095	29,160
Oracle Corp.	1,235	40,471
Red Hat, Inc.*	154	7,646
Salesforce.com, Inc.*	106	14,116
SuccessFactors, Inc.*	267	7,129
Symantec Corp.*	435	7,399
Tibco Software, Inc.*	384	11,094
Total Software		140,935
Total Information Technology		492,873
Materials – 3.4%
Chemicals – 1.7%
Celanese Corp. Class A	169	7,360
Monsanto Co.	171	12,440
PPG Industries, Inc.	80	6,913
Total Chemicals		26,713
Containers & Packaging – 0.4%
Crown Holdings, Inc.*	206	6,961
Metals & Mining – 1.3%
Allegheny Technologies, Inc.	254	11,785
Rio Tinto PLC(a)	148	8,001
Total Metals & Mining		19,786
Total Materials		53,460
Telecommunication Services – 1.3%
Wireless Telecommunication Services – 1.3%
American Tower Corp. Class A*	184	10,138
MetroPCS Communications, Inc.*	517	4,395

Issuer	Shares	Value ($)
Wireless Telecommunication Services (continued)
NII Holdings, Inc.*	220	5,177
Total Wireless Telecommunication Services		19,710
Total Telecommunication Services		19,710
Total Common Stocks (Cost $1,564,097)		1,538,487
Short Term Investment – 1.2%
Money Market Fund – 1.2%
Dreyfus Treasury Prime Cash Reserves 0.00%† (Cost $18,656)	18,656	18,656
Total Investments – 100.4% (Cost $1,582,753)		1,557,143
Liabilities in Excess of Other Assets – (0.4)%		(6,662)
Net Assets – 100.0%		1,550,481

*  Non-income producing security.

(a)  American Depositary Receipts.

†  Represents average annualized seven-day yield as of October 31, 2011.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 – Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying notes are an integral part of these financial statements.

Columbia Growth Equity Strategy Fund

October 31, 2011

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models typically rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2011:

	Columbia Growth Equity Strategy Fund
Valuation Inputs	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks*	$1,538,487	$—	$—	$1,538,487
Money Market Fund	18,656	—	—	18,656
Total	$1,557,143	$—	$—	$1,557,143

* Please refer to the investment portfolio above to view securities segregated by industry type.

There were no transfers between Level 1 and Level 2 securities during the year.

For more information on the valuation of investments, please refer to Note 2 to the financial statements – Security Valuation.

The accompanying notes are an integral part of these financial statements.

Investment Portfolio – Columbia Large-Cap Growth Equity Strategy Fund

October 31, 2011

Common Stocks – 99.7%
Issuer	Shares	Value ($)
Consumer Discretionary – 15.1%
Automobiles – 0.3%
Ford Motor Co.*	2,295	26,806
Hotels, Restaurants & Leisure – 3.7%
Chipotle Mexican Grill, Inc.*	693	232,931
McDonald's Corp.	715	66,388
Starwood Hotels & Resorts Worldwide, Inc.	727	36,430
Total Hotels, Restaurants & Leisure		335,749
Internet & Catalog Retail – 7.9%
Amazon.com, Inc.*	1,634	348,875
Netflix, Inc.*	882	72,395
Priceline.com, Inc.*	599	304,124
Total Internet & Catalog Retail		725,394
Specialty Retail – 0.5%
Home Depot, Inc. (The)	1,344	48,115
Textiles, Apparel & Luxury Goods – 2.7%
Lululemon Athletica, Inc.*	4,464	252,127
Total Consumer Discretionary		1,388,191
Consumer Staples – 5.9%
Food & Staples Retailing – 0.7%
Costco Wholesale Corp.	733	61,022
Food Products – 1.7%
Green Mountain Coffee Roasters, Inc.*	2,370	154,097
Personal Products – 3.0%
Estee Lauder Cos., Inc. (The) Class A	2,834	279,007
Tobacco – 0.5%
Philip Morris International, Inc.	718	50,167
Total Consumer Staples		544,293
Energy – 7.2%
Energy Equipment & Services – 3.4%
FMC Technologies, Inc.*	6,001	268,965
Schlumberger Ltd.	556	40,849
Total Energy Equipment & Services		309,814
Oil, Gas & Consumable Fuels – 3.8%
EOG Resources, Inc.	1,952	174,568
EQT Corp.	1,038	65,913
Exxon Mobil Corp.	1,391	108,623
Total Oil, Gas & Consumable Fuels		349,104
Total Energy		658,918

Issuer	Shares	Value ($)
Financials – 5.8%
Capital Markets – 3.3%
Charles Schwab Corp. (The)	2,868	35,219
Franklin Resources, Inc.	2,516	268,281
Total Capital Markets		303,500
Diversified Financial Services – 2.5%
Citigroup, Inc.	1,784	56,357
IntercontinentalExchange, Inc.*	1,380	179,234
Total Diversified Financial Services		235,591
Total Financials		539,091
Health Care – 22.6%
Biotechnology – 9.1%
Alexion Pharmaceuticals, Inc.*	2,936	198,209
Biogen Idec, Inc.*	2,935	341,517
Celgene Corp.*	4,561	295,690
Total Biotechnology		835,416
Health Care Equipment & Supplies – 3.7%
Medtronic, Inc.	1,601	55,619
St. Jude Medical, Inc.	7,314	285,246
Total Health Care Equipment & Supplies		340,865
Health Care Providers & Services – 3.0%
Express Scripts, Inc.*	701	32,057
McKesson Corp.	3,050	248,727
Total Health Care Providers & Services		280,784
Pharmaceuticals – 6.8%
Abbott Laboratories	1,304	70,247
Allergan, Inc.	3,203	269,436
Novo Nordisk A/S(a)	2,738	291,049
Total Pharmaceuticals		630,732
Total Health Care		2,087,797
Industrials – 7.9%
Aerospace & Defense – 3.0%
Precision Castparts Corp.	1,667	271,971
Air Freight & Logistics – 3.3%
Expeditors International of Washington, Inc.	5,581	254,493
FedEx Corp.	596	48,771
Total Air Freight & Logistics		303,264
Electrical Equipment – 0.5%
Cooper Industries PLC	883	46,322

The accompanying notes are an integral part of these financial statements.

Columbia Large-Cap Growth Equity Strategy Fund

October 31, 2011

Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery – 1.1%
Caterpillar, Inc.	543	51,292
Pall Corp.	1,018	52,091
Total Machinery		103,383
Total Industrials		724,940
Information Technology – 32.3%
Communications Equipment – 11.7%
Acme Packet, Inc.*	4,689	169,789
Cisco Systems, Inc.	2,599	48,159
F5 Networks, Inc.*	2,650	275,467
Juniper Networks, Inc.*	10,448	255,662
QUALCOMM, Inc.	6,313	325,751
Total Communications Equipment		1,074,828
Computers & Peripherals – 4.4%
Apple, Inc.*	249	100,790
EMC Corp.*	12,352	302,748
Total Computers & Peripherals		403,538
Internet Software & Services – 7.0%
Baidu, Inc.(a)*	2,252	315,686
Google, Inc. Class A*	555	328,915
Total Internet Software & Services		644,601
IT Services – 4.7%
Cognizant Technology Solutions Corp. Class A*	4,792	348,618
International Business Machines Corp.	452	83,453
Total IT Services		432,071
Semiconductors & Semiconductor Equipment – 0.6%
Xilinx, Inc.	1,778	59,492
Software – 3.9%
Microsoft Corp.	2,643	70,383
Salesforce.com, Inc.*	2,166	288,446
Total Software		358,829
Total Information Technology		2,973,359
Materials – 2.9%
Chemicals – 2.9%
Praxair, Inc.	2,651	269,527
Total Materials		269,527
Total Common Stocks (Cost $9,299,873)		9,186,116

Short Term Investment – 0.6%
Issuer	Shares	Value ($)
Money Market Fund – 0.6%
Dreyfus Treasury Prime Cash Reserves 0.00%† (Cost $57,313)	57,313	57,313
Total Investments – 100.3% (Cost $9,357,186)		9,243,429
Liabilities in Excess of Other Assets – (0.3)%		(28,622)
Net Assets – 100.0%		9,214,807

*  Non-income producing security.

(a)  American Depositary Receipts.

†  Represents average annualized seven-day yield as of October 31, 2011.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 – Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying notes are an integral part of these financial statements.

Columbia Large-Cap Growth Equity Strategy Fund

October 31, 2011

Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models typically rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2011:

	Columbia Large-Cap Growth Equity Strategy Fund
Valuation Inputs	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks*	$9,186,116	$—	$—	$9,186,116
Money Market Fund	57,313	—	—	57,313
Total	$9,243,429	$—	$—	$9,243,429

* Please refer to the investment portfolio above to view securities segregated by industry type.

There were no transfers between Level 1 and Level 2 securities during the year.

For more information on the valuation of investments, please refer to Note 2 to the financial statements – Security Valuation.

The accompanying notes are an integral part of these financial statements.

Investment Portfolio – Columbia Intermediate Municipal Bond Strategy Fund

October 31, 2011

Issuer	Principal Amount ($)	Value ($)
Municipal Bonds – 96.7%
Alaska – 8.7%
Alaska Industrial Development & Export Authority Revolving Fund Series A Revenue Bonds 5.000%, 04/01/19	100,000	114,445
Alaska International Airports System Series B Revenue Bonds 5.000%, 10/01/14	100,000	110,358
North Slope Borough of Alaska Series A 5.000%, 06/30/15	100,000	113,243
North Slope Borough of Alaska Series A 5.000%, 06/30/17	100,000	117,258
Total Alaska		455,304
Arizona – 4.7%
City of Scottsdale 5.000%, 07/01/24	210,000	245,584
California – 5.3%
California State Economic Recovery Series A 5.000%, 07/01/22	100,000	108,328
San Diego Public Facilities Financing Authority Sewer Revenue Series A Revenue Bonds 5.000%, 05/15/24	150,000	166,515
Total California		274,843
Colorado – 4.3%
Colorado Department of Transportation Series B Revenue Bonds 5.500%, 06/15/15	100,000	115,300
Denver Colorado City & County Airport Revenue System Series A Revenue Bonds 5.000%, 11/15/23	100,000	107,976
Total Colorado		223,276
Florida – 8.0%
Citizens Property Insurance Corp. Revenue Bonds 5.500%, 06/01/17	150,000	165,876

Issuer	Principal Amount ($)	Value ($)
Orlando Utilities Commission Utility System Revenue Series B Revenue Bonds 5.000%, 10/01/23	100,000	112,486
South Miami Health Facilities Authority Hospital Revenue Baptist Health South Florida Group Revenue Bonds 5.000%, 08/15/14	125,000	137,480
Total Florida		415,842
Hawaii – 2.2%
State of Hawaii 5.000%, 11/01/16	100,000	117,342
Illinois – 2.0%
Illinois Finance Authority Revenue Swedish Covenant Hospital Series A Revenue Bonds 5.500%, 08/15/24	100,000	102,052
Indiana – 4.2%
Indiana Health & Education Facilities Financing Authority Hospital Revenue Clarian Health Obligation Group B Revenue Bonds 5.000%, 02/15/16	100,000	110,147
IPS Multi-School Building Corp Indiana First Mortgage Revenue Bonds 5.250%, 01/15/17	100,000	108,196
Total Indiana		218,343
Maryland – 3.4%
County of Howard 5.000%, 02/15/21	150,000	177,644
Massachusetts – 2.1%
Commonwealth of Massachusetts Development Finance Agency Revenue College Holy Cross Series B Revenue Bonds 4.750%, 09/01/23	100,000	110,886
Michigan – 4.2%
Michigan Municipal Bond Authority Clean Water Revolving Fund Revenue Bonds 5.000%, 10/01/24	200,000	220,678

The accompanying notes are an integral part of these financial statements.

Columbia Intermediate Municipal Bond Strategy Fund

October 31, 2011

Issuer	Principal Amount ($)	Value ($)
Missouri – 3.5%
Missouri Joint Municipal Electric Utility Commission Power Project Revenue Series A Revenue Bonds 5.000%, 01/01/16	165,000	184,199
New Jersey – 4.4%
New Jersey Transportation Trust Fund Authority Transportation System Series A Revenue Bonds 5.500%, 12/15/15	100,000	114,755
New Jersey Transportation Trust Fund Authority Transportation System Series B Revenue Bonds 5.500%, 12/15/19	100,000	116,309
Total New Jersey		231,064
New Mexico – 2.2%
New Mexico Finance Authority Revenue Subordinated Lien Public PJ Revolving Fund Series C Revenue Bonds 5.250%, 06/15/18	100,000	117,420
New York – 6.6%
New York City General Obligation Series C 5.000%, 08/01/15	100,000	113,391
New York State Thruway Authority Personal Income Tax Revenue Transportation System Series A Revenue Bonds 5.000%, 03/15/18	100,000	118,283
New York State Thruway Authority Series H Revenue Bonds 5.000%, 01/01/22	100,000	110,645
Total New York		342,319
North Carolina – 3.3%
Charlotte, North Carolina Airport Revenue Series B Revenue Bonds 5.000%, 07/01/16	150,000	170,884

Issuer	Principal Amount ($)	Value ($)
Oklahoma – 2.2%
Oklahoma Municipal Power Authority Supply Systems Revenue Series A Revenue Bonds 5.000%, 01/01/23	100,000	112,765
Oregon – 4.5%
City of Salem 5.000%, 06/01/16	200,000	232,674
Pennsylvania – 2.0%
Pennsylvania Higher Educational Facilities Authority Temple University First Series A Revenue Bonds 5.000%, 04/01/13	100,000	105,872
Texas – 6.6%
Harris Country, Texas Series C Revenue Bonds 5.000%, 08/15/22	100,000	113,572
Leander Independent School District 5.250%, 08/15/17	100,000	119,150
Lower Colorado River Authority Texas Revenue Revenue Bonds 5.000%, 05/15/22	100,000	111,879
Total Texas		344,601
Washington – 10.3%
Energy Northwest Washington Electric Revenue Columbia Generating Series A Revenue Bonds 5.000%, 07/01/22	185,000	204,140
Energy Northwest Washington Electric Revenue Columbia Station Series A Revenue Bonds 5.000%, 07/01/22	75,000	88,469
FYI Properties Washington Lease Revenue Washington State District Project Revenue Bonds 5.000%, 06/01/22	100,000	110,635

The accompanying notes are an integral part of these financial statements.

Columbia Intermediate Municipal Bond Strategy Fund

October 31, 2011

Issuer	Principal Amount ($)	Value ($)
Port of Seattle Washington Revenue Authority Revenue Bonds 5.500%, 09/01/20	115,000	134,879
Total Washington		538,123
Wisconsin – 2.0%
Wisconsin Health & Educational Facilities Authority Revenue Aurora Health Care Inc. Series A Revenue Bonds 5.250%, 04/15/24	100,000	102,508
Total Municipal Bonds (Cost $4,830,526)		5,044,223
Short Term Investment – 2.1%
	Shares
Money Market Fund – 2.1%
Dreyfus Treasury Prime Cash Reserves 0.00%† (Cost $110,041)	110,041	110,041
Total Investments-98.8% (Cost $4,940,567)		5,154,264
Other Assets in Excess of Liabilities – 1.2%		61,943
Net Assets – 100.0%		5,216,207

†  Represents average annualized seven-day yield as of October 31, 2011.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 – Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models typically rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2011:

	Columbia Intermediate Municipal Bond Strategy Fund
Valuation Inputs	(Level 1)	(Level 2)	(Level 3)	Total
Municipal Bonds*	$—	$5,044,223	$—	$5,044,223
Money Market Fund	110,041	—	—	110,041
Total	$110,041	$5,044,223	$—	$5,154,264

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets.

* Please refer to the investment portfolio above to view securities segregated by state.

There were no transfers between Level 1 and Level 2 securities during the year.

For more information on the valuation of investments, please refer to Note 2 to the financial statements – Security Valuation.

The accompanying notes are an integral part of these financial statements.

Investment Portfolio – Columbia Core Bond Strategy Fund

October 31, 2011

Issuer	Principal Amount ($)	Value ($)
U.S. Government & Agency Obligations – 45.0%
Federal National Mortgage Association – 20.6%
2.375%, 07/28/15	100,000	105,613
3.500%, 11/15/26	50,000	51,945
3.500%, 01/25/24	80,763	84,446
4.000%, 03/01/26	57,814	60,863
4.000%, 09/01/39	22,073	22,973
4.000%, 03/01/41	98,093	102,076
4.500%, 11/15/26	25,000	26,617
4.500%, 02/01/22	27,822	29,941
4.500%, 03/01/41	91,789	97,181
4.500%, 08/01/39	157,319	166,561
5.000%, 11/15/26	25,000	26,836
5.000%, 03/01/24	9,555	10,264
5.000%, 10/01/39	72,170	77,729
5.500%, 04/01/38	98,796	107,302
6.000%, 09/01/39	64,944	71,337
6.500%, 09/01/38	44,603	49,396
Total Fannie Mae		1,091,080
Federal Home Loan Mortgage Corp. – 13.3%
2.500%, 05/27/16	200,000	211,779
3.500%, 09/15/24	19,656	20,520
3.500%, 03/15/24	29,989	31,236
3.750%, 03/27/19	100,000	112,382
5.000%, 02/01/40	149,977	160,976
5.500%, 05/01/35	92,923	100,895
6.000%, 10/01/38	46,959	51,348
6.500%, 08/01/38	12,077	13,417
Total Freddie Mac		702,553
Government National Mortgage Association – 11.1%
1.852%, 07/16/32	23,003	23,024
1.883%, 04/16/32	34,247	34,535
2.169%, 11/16/37	24,471	24,983
2.210%, 11/16/34	34,414	34,876
2.210%, 12/16/35	49,303	50,310
4.000%, 11/15/41	50,000	53,328
4.298%, 03/16/32‡	24,718	24,853
4.500%, 06/16/34	36,325	39,016
4.500%, 11/15/41	125,000	135,859
4.549%, 06/16/28	25,000	26,566
5.000%, 02/15/40	35,583	39,154
5.000%, 11/01/40	50,000	54,945
5.500%, 11/15/41	25,000	27,746
6.000%, 12/15/37	16,592	18,558
Total Ginnie Mae		587,753
Total U.S. Government & Agency Obligations (Cost $2,316,719)		2,381,386

Issuer	Principal Amount ($)	Value ($)
Corporate Bonds – 27.8%
Banking – 6.0%
American Express Credit Corp. 1.208%, 06/24/14‡	25,000	24,480
Bank of America Corp. 1.941%, 07/11/14‡	10,000	9,402
4.875%, 09/15/12	10,000	10,059
Citigroup, Inc. 4.500%, 01/14/22	10,000	10,027
6.125%, 11/21/17	30,000	33,040
Goldman Sachs Group, Inc. 6.000%, 06/15/20	30,000	31,595
1.435%, 02/07/14‡	10,000	9,564
HSBC Holdings PLC 5.100%, 04/05/21	10,000	10,771
JPMorgan Chase & Co. 3.150%, 07/05/16	10,000	10,017
5.150%, 10/01/15	40,000	42,482
5.600%, 07/15/41	40,000	43,487
Merrill Lynch & Co., Inc. 6.400%, 08/28/17	30,000	30,417
Morgan Stanley 4.750%, 04/01/14	40,000	40,191
5.500%, 07/28/21	10,000	9,767
Total Banking		315,299
Brokerage – 0.9%
Credit Suisse AG 5.400%, 01/14/20	30,000	29,968
Jefferies Group, Inc. 6.75%, 04/15/21	20,000	19,274
Total Brokerage		49,242
Chemicals – 0.7%
Dow Chemical Co. 8.550%, 05/15/19	30,000	38,973
Construction Machinery – 0.7%
Caterpillar Financial Services Corp. 5.450%, 04/15/18	30,000	34,747
Electric – 1.8%
Entergy Gulf States Louisiana LLC 3.950%, 10/01/20	10,000	10,207
MidAmerican Energy Holdings Co. 5.750%, 04/01/18	14,000	16,252
Sierra Pacific Power Co. 6.000%, 05/15/16	15,000	17,460
Southern California Edison Co. 0.996%, 09/15/14‡	20,000	20,027
Southern Power Co. 4.875%, 07/15/15	30,000	32,881
Total Electric		96,827

The accompanying notes are an integral part of these financial statements.

Columbia Core Bond Strategy Fund

October 31, 2011

Issuer	Principal Amount ($)	Value ($)
Environmental – 0.6%
Waste Management, Inc. 4.750%, 06/30/20	30,000	32,720
Food and Beverage – 0.7%
Anheuser-Busch InBev Worldwide, Inc. 5.375%, 01/15/20	30,000	35,515
Foreign Agencies – 0.3%
Petrobras International Finance Co. 5.875%, 03/01/18	15,000	16,050
Gas Pipelines – 0.8%
El Paso Corp. 6.500%, 09/15/20	20,000	21,850
El Paso Pipeline Partners Operating Co. LLC 5.000%, 10/01/21	10,000	10,255
Transcanada Pipelines Ltd. 3.800%, 10/01/20	10,000	10,666
Total Gas Pipelines		42,771
Health Care – 1.5%
Bio-Rad Laboratories, Inc. 4.875%, 12/15/20	30,000	31,231
Boston Scientific Corp. 6.250%, 11/15/15	15,000	16,712
McKesson Corp. 3.250%, 03/01/16	30,000	31,790
Total Health Care		79,733
Independent Energy – 0.4%
Anadarko Petroleum Corp. 6.375%, 09/15/17	20,000	23,535
Integrated Energy – 0.2%
Shell International Finance BV 3.100%, 06/28/15	10,000	10,647
Life Insurance – 0.7%
MetLife, Inc. 6.400%, 12/15/36	40,000	39,294
Media Cable – 0.4%
Comcast Corp. 5.150%, 03/01/20	20,000	22,854
Metals – 0.6%
ArcelorMittal 5.500%, 03/01/21	30,000	28,989
Non-Captive Consumer – 0.2%
Discover Financial Services 6.450%, 06/12/17	10,000	10,472

Issuer	Principal Amount ($)	Value ($)
Non-Captive Diversified – 0.8%
General Electric Capital Corp. 4.375%, 09/16/20	40,000	40,705
Packaging – 0.3%
Ball Corp. 7.125%, 09/01/16	15,000	16,238
Pharmaceuticals – 1.1%
Johnson & Johnson 0.547%, 05/15/14‡	25,000	25,042
Teva Pharmaceutical Finance III LLC 3.000%, 06/15/15	30,000	31,459
Total Pharmaceuticals		56,501
Property & Casualty – 1.0%
ACE INA Holdings, Inc. 5.700%, 02/15/17	30,000	34,228
Willis North America, Inc. 7.000%, 09/29/19	15,000	16,654
Total Property & Casualty		50,882
Railroads – 1.4%
Burlington Northern Santa Fe LLC 5.650%, 05/01/17	30,000	34,508
CSX Corp. 7.375%, 02/01/19	30,000	37,940
Total Railroads		72,448
REITs – 0.2%
Boston Properties LP 4.125%, 05/15/21	5,000	4,903
Duke Realty LP 6.750%, 03/15/20	5,000	5,440
Total REITs		10,343
Restaurants – 0.2%
McDonald's Corp. 2.625%, 01/15/22	10,000	10,018
Retailers – 0.6%
AutoZone, Inc. 5.750%, 01/15/15	30,000	33,067
Supranational – 1.1%
European Investment Bank 5.125%, 05/30/17	25,000	29,638
International Finance Corp. 3.000%, 04/22/14	25,000	26,227
Total Supranational		55,865

The accompanying notes are an integral part of these financial statements.

Columbia Core Bond Strategy Fund

October 31, 2011

Issuer	Principal Amount ($)	Value ($)
Technology – 2.5%
Cisco Systems, Inc. 4.450%, 01/15/20	30,000	33,755
Intel Corp. 3.300%, 10/01/21	25,000	25,801
Jabil Circuit, Inc. 7.750%, 07/15/16	30,000	33,450
Oracle Corp. 6.500%, 04/15/38	30,000	40,477
Total Technology		133,483
Wireless – 0.4%
American Tower Corp. 5.050%, 09/01/20	20,000	21,129
Wirelines – 1.7%
AT&T, Inc. 5.800%, 02/15/19	30,000	35,404
Telecom Italia Capital SA 6.175%, 06/18/14	30,000	30,474
Verizon Communications, Inc. 6.350%, 04/01/19	20,000	24,489
Total Wirelines		90,367
Total Corporate Bonds (Cost $1,416,138)		1,468,714
U.S. Treasury Obligations – 20.9%
U.S. Treasury Bond – 7.2%
4.375%, 02/15/38	100,000	122,125
4.375%, 05/15/41	100,000	122,750
5.250%, 11/15/28	75,000	99,094
5.375%, 02/15/31	25,000	34,004
Total U.S. Treasury Bond		377,973
U.S. Treasury Note – 13.7%
0.375%, 06/30/13	400,000	400,968
0.625%, 07/15/14	85,000	85,558
0.625%, 12/31/12	15,000	15,076
1.250%, 10/31/15	200,000	204,297
6.250%, 08/15/23	15,000	20,883
Total U.S. Treasury Note		726,782
Total U.S. Treasury Obligations (Cost $1,066,460)		1,104,755
Asset Backed Securities – Non-Agency – 3.7%
Honda Auto Receivables Owner Trust 1.980%, 10/24/13	25,000	25,401

Issuer	Principal Amount ($)	Value ($)
Hyundai Auto Receivables Trust 2.450%, 12/15/16	25,000	25,895
Mercedes-Benz Auto Receivables Trust 2.360%, 08/15/16	25,000	25,624
Nissan Auto Receivables Owner Trust 0.870%, 07/15/14	25,000	25,040
Small Business Administration Participation Certificates 3.920%, 10/01/29	41,603	44,436
Toyota Auto Receivables Owner Trust 1.150%, 10/15/14	25,000	25,108
Volkswagen Auto Loan Enhanced Trust 1.980%, 09/20/17	25,000	25,718
Total Asset Backed Securities – Non-Agency (Cost $191,324)		197,222
Municipal Bonds – 1.8%
California – 0.5%
State of California 7.550%, 04/01/39	20,000	24,678
Illinois – 0.9%
Greater Chicago Metropolitan Water Reclamation District 5.719%, 12/01/38	30,000	35,908
State of Illinois 5.877%, 03/01/19	10,000	10,639
Total Illinois		46,547
Ohio – 0.4%
Bowling Green State University 5.079%, 06/01/18	20,000	22,555
Total Municipal Bonds (Cost $86,990)		93,780
Foreign Government Obligations – 0.4%
Brazilian Government International Bond 7.875%, 03/07/15	10,000	11,825
Mexico Government International Bond 5.875%, 01/15/14	10,000	10,870
Total Foreign Government Obligations (Cost $22,998)		22,695

The accompanying notes are an integral part of these financial statements.

Columbia Core Bond Strategy Fund

October 31, 2011

Short Term Investment – 7.8%
Issuer	Shares	Value ($)
Money Market Fund – 7.8%
Dreyfus Treasury Prime Cash Reserves 0.00%† (Cost $412,526)	412,526	412,526
Total Investments – 107.4% (Cost $5,513,155)		5,681,078
Liabilities in Excess of Other Assets – (7.4)%		(392,178)
Net Assets – 100.0%		5,288,900

†  Represents average annualized seven-day yield as of October 31, 2011.

‡  Variable rate security. The interest rate shown reflects the rate as of October 31, 2011.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 – Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models typically rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2011:

	Columbia Core Bond Strategy Fund
Valuation Inputs	(Level 1)	(Level 2)	(Level 3)	Total
U.S. Government & Agency Obligations	$—	$2,381,386	$—	$2,381,386
Corporate Bonds*	—	1,468,714	—	1,468,714
U.S. Treasury Obligations	—	1,104,755	—	1,104,755
Asset-Backed Securities – Non-Agency	—	197,222	—	197,222
Municipal Bonds**	—	93,780	—	93,780
Foreign Government Obligations	—	22,695	—	22,695
Money Market Fund	412,526	—	—	412,526
Total	$412,526	$5,268,552	$—	$5,681,078

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets.

* Please refer to the investment portfolio above to view securities segregated by industry type.

** Please refer to the investment portfolio above to view securities segregated by state.

There were no transfers between Level 1 and Level 2 securities during the year.

For more information on the valuation of investments, please refer to Note 2 to the financial statements – Security Valuation.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities – Columbia ETF Trust
October 31, 2011

	Columbia Concentrated Large Cap Value Strategy Fund	Columbia Growth Equity Strategy Fund	Columbia Large-Cap Growth Equity Strategy Fund	Columbia Intermediate Municipal Bond Strategy Fund	Columbia Core Bond Strategy Fund
Assets:
Investments, at cost:	$3,380,603	$1,582,753	$9,357,186	$4,940,567	$5,513,155
Investments, at fair value (Note 3)	3,044,357	1,557,143	9,243,429	5,154,264	5,681,078
Receivables:
Dividends and interest receivable	4,960	769	1,054	65,216	33,579
Investment securities sold	—	—	—	—	51,719
Due from investment manager	26,529	13,818	10,370	20,473	24,525
Prepaid expenses and other receivables	16,345	18,818	29,117	19,065	19,080
Total Assets	3,092,191	1,590,548	9,283,970	5,259,018	5,809,981
Liabilities:
Payables:
Investment securities purchased	—	—	—	—	476,949
Advisory fees	1,895	968	5,795	5,298	5,456
Compliance fees	4,479	4,312	5,175	4,415	4,407
Trustee fees	3,544	3,043	3,045	3,043	3,047
Other accrued expenses	35,437	31,744	55,148	30,055	31,222
Total Liabilities	45,355	40,067	69,163	42,811	521,081
Net Assets	$3,046,836	$1,550,481	$9,214,807	$5,216,207	$5,288,900
Net Assets Consist of:
Paid-in capital	$3,052,372	$1,386,218	$8,572,798	$4,985,042	$5,018,858
Undistributed (accumulated) net investment income (loss)	(7,345)	(620)	(115)	19,001	11,412
Undistributed (accumulated) net realized gain (loss) on investments	338,055	190,493	755,881	(1,533)	90,707
Net unrealized appreciation (depreciation) on investments	(336,246)	(25,610)	(113,757)	213,697	167,923
Net Assets	$3,046,836	$1,550,481	$9,214,807	$5,216,207	$5,288,900
Shares outstanding (unlimited number of shares of beneficial interest authorized, without par value)	100,022	50,010	300,010	100,010	100,010
Net asset value, per share	$30.46	$31.00	$30.71	$52.16	$52.88

The accompanying notes are an integral part of these financial statements.

Statements of Operations – Columbia ETF Trust
For the Year Ended October 31, 2011

	($)	($)	($)	($)	($)
	Columbia Concentrated Large Cap Value Strategy Fund	Columbia Growth Equity Strategy Fund	Columbia Large-Cap Growth Equity Strategy Fund	Columbia Intermediate Municipal Bond Strategy Fund	Columbia Core Bond Strategy Fund
Investment Income:
Dividend income*	53,322	26,977	55,200	—	5,004
Interest income	4	7	8	119,349	134,879
Total Investment Income	53,326	26,984	55,208	119,349	139,883
Expenses:
Professional fees	51,854	65,319	117,556	53,223	54,902
Advisory fees	15,558	21,855	69,548	15,840	16,425
Administration fees	64,574	47,896	47,896	39,555	39,535
Shareholder reporting fees	19,080	18,289	35,222	9,499	9,242
Trustees fees	6,904	14,751	28,672	5,944	5,722
Compliance fees	18,302	23,859	25,611	26,605	26,574
Organizational and offering fees	—	—	—	20,014	19,966
Pricing fees	—	—	—	16,653	16,653
Exchange listing fees	14,147	14,152	14,152	8,750	8,749
Custody fees	13,473	4,213	2,858	4,590	14,143
Insurance fees	8,375	10,010	13,078	9,562	9,577
Transfer agent fees	10,475	7,741	7,991	6,742	6,742
Miscellaneous fees	27	247	501	202	201
Total Expenses	222,769	228,332	363,085	217,179	228,431
Less expense waivers/reimbursements	(203,877)	(199,004)	(273,519)	(203,542)	(214,677)
Net Expenses	18,892	29,328	89,566	13,637	13,754
Net Investment Income (Loss)	34,434	(2,344)	(34,358)	105,712	126,129
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	337,629	288,955	957,601	(1,533)	90,707
Net realized gain on in-kind transactions	10,237	694,600	294,884	—	—
Total realized gain (loss)	347,866	983,555	1,252,485	(1,533)	90,707
Change in net unrealized appreciation (depreciation) on investments	(480,717)	(598,331)	(876,048)	137,805	55,253
Net realized and unrealized gain (loss) on investments	(132,851)	385,224	376,437	136,272	145,960
Net increase (decrease) in net assets resulting from operations	(98,417)	382,880	342,079	241,984	272,089
* Net of foreign taxes withheld of:	164	—	373	—	—

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets – Columbia ETF Trust

	Columbia Concentrated Large Cap Value Strategy Fund		Columbia Growth Equity Strategy Fund		Columbia Large-Cap Growth Equity Strategy Fund
	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$34,434	$35,936	$(2,344)	$(6,844)	$(34,358)	$(11,076)
Net realized gain (loss) on investments	347,866	285,537	983,555	(24,008)	1,252,485	(26,322)
Net change in unrealized appreciation (depreciation) on investments	(480,717)	1,035	(598,331)	568,844	(876,048)	762,892
Net increase (decrease) in net assets resulting from operations	(98,417)	322,508	382,880	537,992	342,079	725,494
Distributions to Shareholders from:
Net investment income	(28,000)	(93,890)	—	(5,692)	—	(3,735)
Net realized gain	(159,093)	(72,720)	—	(8,664)	—	(9,647)
Total distributions	(187,093)	(166,610)	—	(14,356)	—	(13,382)
Shareholder Transactions:
Proceeds from shares sold	27,498,889	192,367,175	—	23,438,166	3,197,720	12,713,559
Cost of shares redeemed	(25,836,233)	(193,887,221)	(3,266,274)	(22,040,502)	(3,211,753)	(7,048,047)
Net increase (decrease) in net assets resulting from shareholder transactions	1,662,656	(1,520,046)	(3,266,274)	1,397,664	(14,033)	5,665,512
Increase (decrease) in net assets	1,377,146	(1,364,148)	(2,883,394)	1,921,300	328,046	6,377,624
Net Assets:
Beginning of year	1,669,690	3,033,838	4,433,875	2,512,575	8,886,761	2,509,137
End of year	$3,046,836	$1,669,690	$1,550,481	$4,433,875	$9,214,807	$8,886,761
Including undistributed net investment income (loss) as follows:	$(7,345)	$(13,779)	$(620)	$—	$(115)	$—
Changes in Shares Oustanding:
Shares outstanding, beginning of year	50,022	100,022	150,010	100,010	300,010	100,010
Shares sold	800,000	6,050,000	—	850,000	100,000	450,000
Shares redeemed	(750,000)	(6,100,000)	(100,000)	(800,000)	(100,000)	(250,000)
Shares outstanding, end of year	100,022	50,022	50,010	150,010	300,010	300,010

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

	Columbia Intermediate Municipal Bond Strategy Fund		Columbia Core Bond Strategy Fund
	For the Year Ended October 31, 2011	For the Period January 29, 2010* through October 31, 2010	For the Year Ended October 31, 2011	For the Period January 29, 2010* through October 31, 2010
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$105,712	$78,160	$126,129	$93,850
Net realized gain (loss) on investments	(1,533)	17,053	90,707	19,157
Net change in unrealized appreciation (depreciation) on investments	137,805	75,892	55,253	112,670
Net increase (decrease) in net assets resulting from operations	241,984	171,105	272,089	225,677
Distributions to Shareholders from:
Net investment income	(99,232)	(71,938)	(128,995)	(85,686)
Net realized gain	(17,053)	—	(19,157)	—
Total distributions	(116,285)	(71,938)	(148,152)	(85,686)
Shareholder Transactions:
Proceeds from shares sold	2,504,677	7,552,749	2,538,550	5,008,022
Cost of shares redeemed	—	(5,066,085)	—	(2,521,600)
Net increase (decrease) in net assets resulting from shareholder transactions	2,504,677	2,486,664	2,538,550	2,486,422
Increase (decrease) in net assets	2,630,376	2,585,831	2,662,487	2,626,413
Net Assets:
Beginning of year	2,585,831	—	2,626,413	—
End of year	$5,216,207	$2,585,831	$5,288,900	$2,626,413
Including undistributed net investment income (loss) as follows:	$19,001	$12,336	$11,412	$14,278
Changes in Shares Oustanding:
Shares outstanding, beginning of year	50,010	—	50,010	—
Shares sold	50,000	150,010	50,000	100,010
Shares redeemed	—	(100,000)	—	(50,000)
Shares outstanding, end of year	100,010	50,010	100,010	50,010

The accompanying notes are an integral part of these financial statements.

Financial Highlights – Columbia Concentrated Large Cap Value Strategy Fund

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Period May 1, 2009 (1) Through October 31, 2009
Per Share Operating Performance:
Net asset value, beginning of period	$33.38	$30.33	$25.00
Net investment income (2)	0.45	0.46	0.22
Net realized and unrealized gain on investments	0.37 (3)	4.26	5.11
Net increase in net assets resulting from operations	0.82	4.72	5.33
Less Distributions from:
Net investment income	(0.56)	(0.94)	—
Net realized gains	(3.18)	(0.73)	—
Total distribution to shareholders	(3.74)	(1.67)	—
Net asset value, end of period	$30.46	$33.38	$30.33
Total return at NAV (4)	2.03%	15.99%	21.32%
Total return at Market (4)	1.86%	16.30%	21.12%
Ratios/Supplemental Data:
Net assets, end of period (in 000's omitted)	$3,047	$1,670	$3,034
Ratios to average net assets of:
Expenses, net of expense waivers	0.79%	0.79%	0.79	%(5)
Expenses, prior to expense waivers	9.25%	8.43%	12.10	%(5)
Net investment income, net of waivers	1.43%	1.44%	1.62	%(5)
Portfolio turnover rate (6)	143%	16%	18	%(7)

(1)  Commencement of operations.

(2)  Based on average shares outstanding.

(3)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(4)  Total return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.

(5)  Annualized.

(6)  Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Funds' capital shares.

(7)  Not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights – Columbia Growth Equity Strategy Fund

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Period October 2, 2009 (1) Through October 31, 2009
Per Share Operating Performance:
Net asset value, beginning of period	$29.56	$25.12	$25.00
Net investment income (loss) (2)	(0.02)	(0.05)	—	(3)
Net realized and unrealized gain on investments	1.46	4.64	0.12
Net increase in net assets resulting from operations	1.44	4.59	0.12
Less Distributions from:
Net investment income	—	(0.06)	—
Net realized gains	—	(0.09)	—
Total distribution to shareholders	—	(0.15)	—
Net asset value, end of period	$31.00	$29.56	$25.12
Total return at NAV (4)	4.87%	18.29%	0.48%
Total return at Market (4)	3.25%	18.24%	0.56%
Ratios/Supplemental Data:
Net assets, end of period (in 000's omitted)	$1,550	$4,434	$2,513
Ratios to average net assets of:
Expenses, net of expense waivers	0.89%	0.89%	0.89	%(5)
Expenses, prior to expense waivers	6.95%	4.52%	17.21	%(5)
Net investment loss, net of waivers	(0.07)%	(0.18)%	(0.10	)%(5)
Portfolio turnover rate (6)	110%	45%	11	%(7)

(1)  Commencement of operations.

(2)  Based on average shares outstanding.

(3)  Rounds to less than $0.01 per share.

(4)  Total return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.

(5)  Annualized.

(6)  Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Funds' capital shares.

(7)  Not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights – Columbia Large-Cap Growth Equity Strategy Fund

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Period October 2, 2009 (1) Through October 31, 2009
Per Share Operating Performance:
Net asset value, beginning of period	$29.62	$25.09	$25.00
Net investment income (loss) (2)	(0.11)	(0.06)	—	(3)
Net realized and unrealized gain on investments	1.20	4.73	0.09
Net increase in net assets resulting from operations	1.09	4.67	0.09
Less Distributions from:
Net investment income	—	(0.04)	—
Net realized gains	—	(0.10)	—
Total distribution to shareholders	—	(0.14)	—
Net asset value, end of period	$30.71	$29.62	$25.09
Total return at NAV (4)	3.68%	18.64%	0.36%
Total return at Market (4)	3.82%	18.31%	0.64%
Ratios/Supplemental Data:
Net assets, end of period (in 000's omitted)	$9,215	$8,887	$2,509
Ratios to average net assets of:
Expenses, net of expense waivers	0.89%	0.89%	0.89	%(5)
Expenses, prior to expense waivers	3.61%	3.57%	17.36	%(5)
Net investment loss, net of waivers	(0.34)%	(0.22)%	(0.08	)%(5)
Portfolio turnover rate (6)	127%	51%	6	%(7)

(1)  Commencement of operations.

(2)  Based on average shares outstanding.

(3)  Rounds to less than $0.01 per share.

(4)  Total return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.

(5)  Annualized.

(6)  Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Funds' capital shares.

(7)  Not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights – Columbia Intermediate Municipal Bond Strategy Fund

	For the Year Ended October 31, 2011	For the Period January 29, 2010 (1) Through October 31, 2010
Per Share Operating Performance:
Net asset value, beginning of period	$51.71	$50.00
Net investment income (2)	1.38	1.09
Net realized and unrealized gain on investments	0.76	1.66
Net increase in net assets resulting from operations	2.14	2.75
Less Distributions from:
Net investment income	(1.35)	(1.04)
Net realized gains	(0.34)	—
Total distribution to shareholders	(1.69)	(1.04)
Net asset value, end of period	$52.16	$51.71
Total return at NAV (3)	4.29%	5.56%
Total return at Market (3)	4.43%	5.22%
Ratios/Supplemental Data:
Net assets, end of period (in 000's omitted)	$5,216	$2,586
Ratios to average net assets of:
Expenses, net of expense waivers	0.35%	0.35	%(4)
Expenses, prior to expense waivers	5.53%	5.59	%(4)
Net investment income, net of waivers	2.69%	2.84	%(4)
Portfolio turnover rate (5)	6%	92	%(6)

(1)  Commencement of operations.

(2)  Based on average shares outstanding.

(3)  Total return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.

(4)  Annualized.

(5)  Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Funds' capital shares.

(6)  Not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights – Columbia Core Bond Strategy Fund

	For the Year Ended October 31, 2011	For the Period January 29, 2010 (1) Through October 31, 2010
Per Share Operating Performance:
Net asset value, beginning of period	$52.52	$50.00
Net investment income (2)	1.65	1.39
Net realized and unrealized gain on investments	0.92	2.37
Net increase in net assets resulting from operations	2.57	3.76
Less Distributions from:
Net investment income	(1.83)	(1.24)
Net realized gains	(0.38)	—
Total distribution to shareholders	(2.21)	(1.24)
Net asset value, end of period	$52.88	$52.52
Total return at NAV (3)	5.12%	7.62%
Total return at Market (3)	8.16%	6.87%
Ratios/Supplemental Data:
Net assets, end of period (in 000's omitted)	$5,289	$2,626
Ratios to average net assets of:
Expenses, net of expense waivers	0.35%	0.35	%(4)
Expenses, prior to expense waivers	5.77%	6.35	%(4)
Net investment income, net of waivers	3.19%	3.60	%(4)
Portfolio turnover rate (5)	116%	123	%(6)

(1)  Commencement of operations.

(2)  Based on average shares outstanding.

(3)  Total return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.

(4)  Annualized.

(5)  Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Funds' capital shares.

(6)  Not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements – Columbia ETF Trust
October 31, 2011

Note 1. Organization

Columbia ETF Trust (formerly known as Grail Advisors ETF Trust) (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Trust may issue an unlimited number of shares (without par value). Information presented in these financial statements pertains to the following series of the Trust (each a Fund and collectively, the Funds):

Fund Name	Former Fund Name
Columbia Concentrated Large Cap Value Strategy Fund	Grail American Beacon Large Cap Value ETF
Columbia Growth Equity Strategy Fund	RP Growth ETF
Columbia Large-Cap Growth Equity Strategy Fund	RP Focused Large Cap Growth ETF
Columbia Intermediate Municipal Bond Strategy Fund	Grail McDonnell Intermediate Municipal Bond ETF
Columbia Core Bond Strategy Fund	Grail McDonnell Core Taxable Bond ETF

Each Fund currently operates as a diversified fund with the exception of Columbia Large-Cap Growth Equity Strategy Fund, which is a non-diversified fund.

On May 20, 2011, Columbia Management Investment Advisers, LLC (Columbia or Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc., acquired all of the equity interests of Grail Advisors, LLC (Grail), the prior investment manager to the Funds. At the closing of the acquisition (the Acquisition), Columbia obtained control of Grail, resulting in the automatic termination of the Funds' advisory agreements with Grail and the automatic termination of the sub-advisory agreements between Grail and the different sub-advisers. At a Joint Meeting of Shareholders held on May 20, 2011, shareholders of each Fund approved various proposals, including a new Investment Management Services Agreement (each, a New IMSA) between the Trust, on behalf of each Fund, and Columbia. With the Acquisition completed and shareholders of each Fund having approved a New IMSA, Columbia became the investment manager of each Fund, effective as of the close of business on May 20, 2011.

Effective April 30, 2011, Grail American Beacon Large Cap Value ETF was renamed Columbia Concentrated Large Cap Value Strategy Fund. Pursuant to an interim Investment Sub-Advisory Agreement, Columbia served as sub-advisor to that fund from April 30, 2011 to May 20, 2011, at which time the agreement terminated and Columbia became the investment manager for that fund.

Effective May 20, 2011, Grail Advisors ETF Trust was renamed Columbia ETF Trust and each of the remaining Funds presented in these financial statements was renamed as disclosed above.

Fund Shares

Each Fund issues and redeems shares on a continuous basis at Net Asset Value (NAV) only in large blocks of shares called "Creation Units," which consist of 50,000 shares. Creation Units of the Funds are issued and redeemed in-kind or for cash and/or investment securities. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement.

The Funds may impose a Creation Transaction Fee on purchases of Creation Units. The Creation Transaction Fee, which is paid to the affected fund, is designed to protect existing shareholders of that fund from the costs associated with issuing Creation Units. Each Fund charges a fixed transaction fee for each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable transaction fee of up to 3.00% of each Creation Unit purchased or redeemed is applicable for Columbia Core Bond Strategy Fund and Columbia Intermediate Municipal Bond Strategy Fund. Each Fund may also impose a Redemption Transaction Fee on the redemption of Creation Units. The Redemption Transaction Fee, which is charged at the same rate as the Creation

Columbia ETF Trust, October 31, 2011 (continued)

Transaction Fee, is paid to the affected fund and is designed to protect existing shareholders of that fund from the costs associated with redeeming Creation Units.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Delayed Delivery Securities

The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the

Columbia ETF Trust, October 31, 2011 (continued)

life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Certain Funds receive distributions from holdings in real estate investment trusts (REITs), which report information on the character of their distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs which could result in a proportionate increase in return of capital to shareholders.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Funds based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund.

Determination of Net Asset Value

The NAV per share of each Fund is computed by dividing the value of the net assets of each Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.

Federal Income Tax Status

For federal income tax purposes, each Fund is treated as a separate entity. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid monthly for Columbia Core Bond Strategy Fund and Columbia Intermediate Municipal Bond Strategy Fund. Distributions from net investment income are declared and paid annually for each of the remaining Funds. Net realized capital gains, if any, are distributed annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

New Accounting Pronouncement

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04, modifying Topic 820, "Fair Value Measurements and Disclosures." At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, "Fair Value Measurement." The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications

Columbia ETF Trust, October 31, 2011 (continued)

of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Effective May 20, 2011, Columbia became Investment Manager and became responsible for determining which securities will be purchased, held or sold. Under the New IMSA, each Fund pays Columbia an investment management fee that is equal to a percentage of each Fund's average daily net assets that declines as each Fund's average daily net assets increase:

Fund	Fee Range
Columbia Concentrated Large Cap Value Strategy Fund	0.77	% - 0.58%
Columbia Growth Equity Strategy Fund	0.77	% - 0.58%
Columbia Large-Cap Growth Equity Strategy Fund	0.77	% - 0.58%
Columbia Intermediate Municipal Bond Strategy Fund	0.48	% - 0.29%
Columbia Core Bond Strategy Fund	0.50	% - 0.34%

Prior to May 20, 2011, Grail provided investment management services to the Funds. Grail received an investment management fee based on a percentage of average daily net assets of each Fund as follows:

Fund	Fee
Columbia Concentrated Large Cap Value Strategy Fund	0.50%
Columbia Growth Equity Strategy Fund	0.65%
Columbia Large-Cap Growth Equity Strategy Fund	0.65%
Columbia Intermediate Municipal Bond Strategy Fund	0.30%
Columbia Core Bond Strategy Fund	0.30%

The effective management fee rate, as a percentage of each Fund's average daily net assets, for the year ended October 31, 2011, was as follows:

Effective Fee Rate
Columbia Concentrated Large Cap Value Strategy Fund	0.64%
Columbia Growth Equity Strategy Fund	0.67%
Columbia Large-Cap Growth Equity Strategy Fund	0.69%
Columbia Intermediate Municipal Bond Strategy Fund	0.40%
Columbia Core Bond Strategy Fund	0.41%

Sub-advisory Agreements

Prior to May 20, 2011, Grail entered into sub-advisory agreements with other investment managers, named below, to sub-advise the assets of each Fund. Grail compensated each Fund's sub-adviser to manage the investments of that Fund from the investment management fee it received from each Fund.

Prior to April 30, 2011, the assets of Columbia Concentrated Large Cap Value Fund (known at that time as Grail American Beacon Large Cap Value ETF) were primarily subadvised by American Beacon Advisors, Inc. (ABA), which evaluated and monitored other sub-advisers, including Brandywine Global Investment Management, LLC, and Hotchkis and Wiley Capital Management, LLC. In addition, prior to December 6, 2010, Metropolitan West Capital Management, LLC also subadvised a portion of the Fund's assets.

On April 30, 2011, the sub-advisory agreements for Columbia Concentrated Large Cap Value Fund with ABA and each of the investment sub-advisers terminated. The Board approved an interim sub-advisory agreement (the Interim Agreement) for the Fund with Columbia, beginning on April 30, 2011. Pursuant to the Interim Agreement, Columbia received fees from Grail at an annual rate of 0.21% of the Fund's average daily net assets. Effective May 20, 2011, the Interim Agreement terminated and Columbia became the Investment Manager of the Fund under a New IMSA.

Prior to May 20, 2011, McDonnell Investment Management, LLC (McDonnell) served as the sub-adviser of Columbia

Columbia ETF Trust, October 31, 2011 (continued)

Core Bond Strategy Fund and Columbia Intermediate Municipal Bond Strategy Fund (known at the time as Grail McDonnell Core Taxable Bond ETF and Grail McDonnell Intermediate Municipal Bond ETF, respectively).

Also prior to May 20, 2011, RiverPark Advisors, LLC (RP) and Wedgewood Partners, Inc. (Wedgewood) served as the sub-advisers of Columbia Large-Cap Growth Equity Strategy Fund (known at the time as RP Focused Large Cap Growth ETF). RP also served as the exclusive sub-adviser of the Columbia Growth Equity Strategy Fund (known at the time as RP Growth ETF).

McDonnell and RP agreed to waive a portion of their sub-advisory fees. Effective May 20, 2011, the sub-advisory agreements with McDonnell, RP and Wedgewood were terminated and Columbia became the Investment Manager of each fund under the New IMSA.

Administration and Other Service Providers

The Bank of New York Mellon Corp. serves as the administrator, fund accountant, transfer agent and custodian for each Fund.

Distribution and Service Fees

ALPS Distributors, Inc. (Distributor) serves as the distributor for the Funds. The Funds have adopted a distribution and service plan (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds are authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (Service Providers) at the maximum annual rate of 0.25% of average daily net assets of each Fund. No distribution or service fees are currently paid by the Funds or have been approved for payment by the Trust's Board of Trustees, however, and there are no current plans to impose these fees.

Prior to May 20, 2011, the Plans for Columbia Core Bond Strategy Fund and Columbia Intermediate Municipal Bond Strategy Fund had lapsed as they were not renewed prior to their expiration, however, shareholders of those funds approved a new Plan at that time, which was substantially the same as the prior plan.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 20, 2011, Columbia has contractually agreed to reduce its fees and/or reimburse the Funds' expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) through May 20, 2012, unless sooner terminated at the sole discretion of the Board, so that each Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed, do not exceed the following annual rates (Expense Caps) as a percentage of each Fund's average daily net assets:

Expense Caps
Columbia Concentrated Large Cap Value Strategy Fund	0.79%
Columbia Growth Equity Strategy Fund	0.89%
Columbia Large-Cap Growth Equity Strategy Fund	0.89%
Columbia Intermediate Municipal Bond Strategy Fund	0.35%
Columbia Core Bond Strategy Fund	0.35%

Prior to May 20, 2011, Grail had contractually agreed to waive fees and/or reimburse expenses of the Funds at the same rates.

Columbia is entitled to recover from the Funds any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the affected Fund's expenses to exceed the expense limitations in effect at the time of recovery. Prior to May 20, 2011, Grail was entitled to recover fees waived and/or expenses reimbursed from the Funds in the same manner. In connection with the Acquisition, Columbia acquired from Grail the right to recoup such fees.

Columbia ETF Trust, October 31, 2011 (continued)

At October 31, 2011, the amounts potentially recoverable by Columbia pursuant to this arrangement were as follows:

	Amounts of potential recovery expiring
	in year ending
	October 31, 2012		October 31, 2013	October 31, 2014
Columbia Concentrated Large Cap Value Strategy Fund	$218,036	*	$226,521	$203,877
Columbia Growth Equity Strategy Fund	34,921	*	139,292	199,004
Columbia Large-Cap Growth Equity Strategy Fund	34,926	*	137,139	273,519
Columbia Intermediate Municipal Bond Strategy Fund	—		134,368	203,542
Columbia Core Bond Strategy Fund	—		146,360	214,677

*  Includes $35,914, $712 and $712 of expenses waived prior to fund inception for Columbia Concentrated Large Cap Value Strategy Fund, Columbia Growth Equity Strategy Fund and Columbia Large-Cap Growth Equity Strategy Fund, respectively.

There were no amounts recovered by Grail or Columbia during the year ended October 31, 2011.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended October 31, 2011, these differences are primarily due to redemptions in-kind, redemption based payments treated as eligible for the dividends paid deduction, investments in partnerships and market discount/premium. To the extent these differences are permanent, reclassifications are made among the components of each Fund's net assets in the Statements of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statements of Assets and Liabilities the following reclassifications were made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Columbia Concentrated Large Cap Value Strategy Fund	$—	$(9,729)	$9,729
Columbia Growth Equity Strategy Fund	1,724	(771,691)	769,967
Columbia Large-Cap Growth Equity Strategy Fund	34,243	(470,282)	436,039
Columbia Intermediate Municipal Bond Strategy Fund	185	—	(185)
Columbia Core Bond Strategy Fund	—	—	—

Net investment income and net realized gains (losses), as disclosed in the Statements of Operations, and net assets were not affected by these reclassifications.

Columbia ETF Trust, October 31, 2011 (continued)

The tax character of distributions paid during the years indicated was as follows:

	Year ended October 31, 2011				Year ended October 31, 2010
	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains	Tax Return of Capital	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains	Tax Return of Capital
Columbia Concentrated Large Cap Value Strategy Fund	$171,803	$—	$15,290	$—	$166,610	$—	$—	$—
Columbia Growth Equity Strategy Fund	—	—	—	—	14,356	—	—	—
Columbia Large-Cap Growth Equity Strategy Fund	—	—	—	—	13,382	—	—	—
Columbia Intermediate Municipal Bond Strategy Fund	20,368	95,917	—	—	—	71,938	—	—
Columbia Core Bond Strategy Fund	148,152	—	—	—	85,686	—	—	—

At October 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Accumulated Long-term Gain	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings
Columbia Concentrated Large Cap Value Strategy Fund	$212,503	$120,813	$(338,852)	$(5,536)
Columbia Growth Equity Strategy Fund	65,921	130,761	(32,419)	164,263
Columbia Large-Cap Growth Equity Strategy Fund	336,544	438,035	(132,570)	642,009
Columbia Intermediate Municipal Bond Strategy Fund	19,001	(1,533)	213,697	231,165
Columbia Core Bond Strategy Fund	76,660	27,376	166,006	270,042

At October 31, 2011, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Appreciation (Depreciation)
Columbia Concentrated Large Cap Value Strategy Fund	$3,383,209	$50,654	$(389,506)	$(338,852)
Columbia Growth Equity Strategy Fund	1,589,562	91,862	(124,281)	(32,419)
Columbia Large-Cap Growth Equity Strategy Fund	9,375,999	686,551	(819,121)	(132,570)
Columbia Intermediate Municipal Bond Strategy Fund	4,940,567	213,697	—	213,697
Columbia Core Bond Strategy Fund	5,515,072	176,822	(10,816)	166,006

Columbia ETF Trust, October 31, 2011 (continued)

The following capital loss carryforwards, determined at October 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration
2019
Columbia Intermediate Municipal Bond Strategy Fund	$1,533

Columbia Growth Equity Strategy Fund utilized $7,659 of capital losses during the current period. Columbia Large-Cap Growth Equity Strategy Fund utilized $22,401 of capital losses during the current period.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the year ended October 31, 2011, were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Columbia Concentrated Large Cap Value Strategy Fund	$—	$—	$3,493,300	$3,508,521
Columbia Growth Equity Strategy Fund	—	—	3,789,842	3,493,551
Columbia Large-Cap Growth Equity Strategy Fund	—	—	12,854,335	12,594,052
Columbia Intermediate Municipal Bond Strategy Fund	—	—	2,693,441	214,141
Columbia Core Bond Strategy Fund	5,794,191	3,828,400	1,202,778	567,805

Columbia ETF Trust, October 31, 2011 (continued)

Note 6. In-Kind Transactions

The Funds may accept in-kind contributions. Such contributions are accounted for at the fair market value of the in-kind securities contributed on the date of the contribution. For the year ended October 31, 2011, the Funds' cost basis in securities contributed in-kind were as follows:

Cost
Columbia Concentrated Large Cap Value Strategy Fund	$3,766,605
Columbia Growth Equity Strategy Fund	—
Columbia Large-Cap Growth Equity Strategy Fund	1,992,060
Columbia Intermediate Municipal Bond Strategy Fund	—
Columbia Core Bond Strategy Fund	—

Sales of securities in the Funds include the value of any securities delivered through in-kind redemptions of certain fund shares. Any realized gain on securities delivered through an in-kind redemption of fund shares is not taxable to the Fund. For the year ended October 31, 2011, the value of securities and realized gain (loss) on securities delivered through in-kind redemptions of fund shares were as follows:

	Cost	Realized Gain (loss)
Columbia Concentrated Large Cap Value Strategy Fund	$2,107,834	$10,237
Columbia Growth Equity Strategy Fund	3,265,389	694,600
Columbia Large-Cap Growth Equity Strategy Fund	2,028,281	294,884
Columbia Intermediate Municipal Bond Strategy Fund	—	—
Columbia Core Bond Strategy Fund	—	—

Note 7. Significant Risks

Non-Diversification Risk

Columbia Large-Cap Growth Equity Strategy Fund is non-diversified. A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer companies than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Sector Focus Risk

Columbia Concentrated Large Cap Value Strategy Fund, Columbia Growth Equity Strategy Fund and Columbia Large-Cap Growth Equity Strategy Fund may focus their investments in certain sectors, subjecting them to greater risk than a fund that invests in a wider range of industries.

High Yield Securities Risk

Columbia Core Bond Strategy Fund may invest in high-yield fixed income securities, which may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing Columbia Intermediate Municipal Bond Strategy Fund and Columbia Core Bond Strategy Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the

Columbia ETF Trust, October 31, 2011 (continued)

value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing Columbia Intermediate Municipal Bond Strategy Fund and Columbia Core Bond Strategy Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with

Columbia ETF Trust, October 31, 2011 (continued)

various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 10. Change in Independent Registered Public Accounting Firm

Subsequent to the acquisition of Grail by Columbia on May 20, 2011, KPMG LLP (KPMG) was dismissed as the independent registered public accounting firm for each of the funds in the Trust. At a meeting held on June 7, 2011, the Board of Trustees of the Trust, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (PwC) to serve as the independent registered public accounting firm for each Fund as of and for the fiscal year ending October 31, 2011. The Funds did not consult with PwC during the fiscal periods ended October 31, 2010 and 2009.

During the fiscal periods ended October 31, 2010 and 2009, there were no: (1) disagreements between the Funds and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG's satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events.

KPMG's report on the financial statements of each Fund as of and for the fiscal periods ended October 31, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

KPMG's report on the financial statements of the Funds as of and for the fiscal period ended October 31, 2010, contained a separate paragraph stating that "Grail Advisors LLC, the Funds investment manager (Manager), has entered into a letter of intent concerning a transaction to sell its ownership interests in order to enable it to continue its operations, including paying its future obligations under its fee waiver and expense reimbursement agreements. A sale of the Manager's ownership interests, if consummated, may, depending on a buyer's future plans, result in the liquidation of certain Funds. If the Manager is unsuccessful in its efforts to consummate a transaction involving its ownership interest or to recapitalize, all of the Funds may be liquidated. These conditions raise substantial doubt about the Funds' ability to continue as a going concern."

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Columbia ETF Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of portfolios comprising Columbia ETF Trust (the "Funds") at October 31, 2011, and the results of their operations, the changes in their net assets and financial highlights for the year ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Funds as of October 31, 2010 and prior periods were audited by other auditors whose report dated December 30, 2010 expressed an unqualified opinion with an emphasis of matter paragraph which raised doubts about the ability of the Funds to continue as a going concern if the Funds' former investment manager was unable to consummate a transaction to sell its ownership interests or recapitalize.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 22, 2011

Federal Income Tax Information (unaudited) – Columbia ETF Trust

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction (DRD), and the individual qualified dividend rate ("QDI") is presented below.

Fund	DRD	QDI
Columbia Concentrated Large Cap Value Strategy Fund	30.16%	48.22%

The Funds designate the following as capital gain dividends with respect to the fiscal year ended October 31, 2011, or, if subsequently determined to be different, the net capital gain of such year.

Funds
Columbia Concentrated Large Cap Value Strategy Fund	$16,055
Columbia Growth Equity Strategy Fund	$68,147
Columbia Large-Cap Growth Equity Strategy Fund	$83,829

The Fund designated the following for income distributions:

Fund	U.S Government Obligations
Columbia Core Bond Strategy Fund	50.89%

Fund Governance

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

In connection with the acquisition of Grail Advisors, LLC by Columbia Management Investment Advisers, LLC (Columbia) on May 20, 2011, shareholders of each fund in Columbia ETF Trust (formerly Grail Advisors ETF Trust) (the Trust) approved various proposals at a Joint Meeting of Shareholders on that date. Among those proposals, shareholders elected nine trustees to serve on the Board of Trustees (the Board) of the Trust. Each of the elected trustees currently serve on the Board of Trustees of certain other trusts within the Columbia family of registered open-end and closed-end mutual funds. The newly elected Board appointed the officers of the Trust in May 2011.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 5/11	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 5/11	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 5/11	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board since 5/11	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)

Fund Governance (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 5/11	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 5/11	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 5/11	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 5/11	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Fund Governance (continued)

Interested Board Member Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member and Senior Vice President since 5/11	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President—Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.774.3768; contacting your financial intermediary; or visiting columbiamanagementetf.com.

Fund Governance (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/11	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President—Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 5/11	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President—Asset Management and Trust Company Services, 2006-2009 and Vice President—Operations and Compliance, 2004-2006); Director of Product Development—Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer and Chief Financial Officer since 5/11	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 5/11	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, 2005-April 2010 and Vice President—Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Fund Governance (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/11	Vice President—Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/11	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 5/11 and Chief Compliance Officer since 10/11	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 5/11	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 5/11	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President and Assistant Treasurer since 5/11	Vice President—Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President—Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 5/11	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

Fund Governance (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President and Assistant Secretary since 5/11	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Assistant Secretary since 5/11	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on May 20, 2011, shareholders of Grail Advisors ETF Trust (the Trust) considered the proposals described below.

Proposal 1: Shareholders of each series of the Trust approved the proposed Investment Management Services Agreement between the Trust, with respect to each of its series, and Columbia Management Investment Advisers, LLC, as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes
Columbia Concentrated Large Cap Value Strategy Fund (formerly, Grail American Beacon Large Cap Value ETF)	57,377	413	250	11,276
RP Growth ETF	117,957	100	0	16,766
RP Focused Large Cap Growth ETF	206,695	7,038	2,950	98,306
Grail McDonnell Intermediate Municipal Bond ETF	68,086	400	0	10,184
Grail McDonnell Core Taxable Bond ETF	67,648	161	0	10,010

Proposal 2: Shareholders of the Trust elected each of the nominees for trustees to the Board of Trustees of the Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	659,966	15,651	0
Pamela G. Carlton	659,966	15,651	0
Patricia M. Flynn	659,966	15,651	0
Stephen R. Lewis, Jr.	659,966	15,651	0
John F. Maher	659,966	15,651	0
Catherine James Paglia	659,966	15,651	0
Leroy C. Richie	659,966	15,651	0
Alison Taunton-Rigby	659,966	15,651	0
William F. Truscott	659,966	15,651	0

Proposal 3: Shareholders of Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF approved the proposed Rule 12b-1 Distribution and Service Plan, as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes
Grail McDonnell Intermediate Municipal Bond ETF	58,236	4,900	5,350	10,184
Grail McDonnell Core Taxable Bond ETF	56,547	6,312	4,950	10,010

Shareholder Meeting Results (continued)

Proposal 4: Shareholders of RP Growth ETF, RP Focused Large Cap Growth ETF, Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF approved a "manager of managers" structure, whereby the applicable Fund and its investment adviser may enter into and materially amend subadvisory agreements in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes
RP Growth ETF	106,965	11,092	0	16,766
RP Focused Large Cap Growth ETF	179,891	33,842	2,950	98,306
Grail McDonnell Intermediate Municipal Bond ETF	63,186	5,300	0	10,184
Grail McDonnell Core Taxable Bond ETF	61,497	6,312	0	10,010

Proposal 5: Shareholders of each series of the Trust approved the proposed changes to the applicable Fund's fundamental investment limitation on concentration, as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes
Columbia Concentrated Large Cap Value Strategy Fund (formerly, Grail American Beacon Large Cap Value ETF)	57,377	663	0	11,276
RP Growth ETF	117,957	100	0	16,766
RP Focused Large Cap Growth ETF	206,695	7,038	2,950	98,306
Grail McDonnell Intermediate Municipal Bond ETF	63,186	5,300	0	10,184
Grail McDonnell Core Taxable Bond ETF	61,497	6,312	0	10,010

Supplemental Information

Investment Adviser

Columbia Management Investment Advisers, LLC
225 Federal Street
Boston, MA 02110

Distributor

ALPS Distributors, Inc.
1290 Broadway
Suite 1100
Denver, CO 80203

ALPS Distributors, Inc. is not affiliated with Columbia Management Investment Advisers, LLC.

Custodian

The Bank of New York Mellon Corp.
One Wall Street
New York, NY 10286

Transfer Agent

The Bank of New York Mellon Corp.
One Wall Street
New York, NY 10286

Proxy Voting Policies, Procedures and Record

A description of the Trust's proxy voting policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge upon request, by calling (800) 774-3768. This information is also available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.

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Columbia ETF Trust
225 Franklin Street
Boston, MA 02110

columbiamanagementetf.com

Investors should consider the investment objectives, risks, charges and expenses of an exchange-traded fund (ETF) carefully before investing. For a free prospectus, which contains this and other important information about the ETFs, visit columbiamanagementetf.com. Read the prospectus carefully before investing. Columbia Management Investment Advisers, LLC serves as the investment manager to the ETFs. The ETFs are distributed by ALPS Distributors, Inc., which is not affiliated with Columbia Management Investment Advisers, LLC, or its parent company, Ameriprise Financial, Inc.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-2001 A (12/11)

Item 2. Code of Ethics.

a). The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

b). During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

c). During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

a). The Registrant’s Board of Trustees has determined that its Audit Committee has three audit committee financial experts, as that term is defined under Items 3(b) and 3(c), serving on its audit committee. That Audit Committee members, Kathleen Blatz, Pamela G. Carlton, and John F. Maher, are independent Trustees, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in Items 4(a)-(d) are for the five funds of the Registrant that had a fiscal year ending October 31, 2011 and whose financial statements are reported in Item 1.

a). Audit Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit are as follows:

2011:	$52,400
2010:	$84,000

b).  Audit-Related Fees: the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item are as follows:

2011:	$15,000

2010:	$0

c). Tax Fees, the aggregate fees billed in each of the previous last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

2011:	$43,747
2010:	$25,000

d).  All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item are as follows:

2011:	$0
2010:	$0

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended October 31, 2011 and October 31, 2010 was zero.

(f) Not applicable.

(g)                                              The aggregate non-audit fees billed by the accountant for services rendered to the Registrant, the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) for the last two fiscal years is as following:

2011:	$0
2010:	$0

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

(a) The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. The Board’s independent Trustees, Kathleen Blatz, Pamela G. Carlton, and John F. Maher are all members of the Audit Committee.

(b) Not Applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to shareholders filed under Item 1.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Attached.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Columbia ETF Trust

By:	/s/ J. Kevin Connaughton

J. Kevin Connaughton, President

Date: December 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Registrant: Columbia ETF Trust

By:	/s/ J. Kevin Connaughton

J. Kevin Connaughton, President

Date: December 22, 2011

By:	/s/ Michael G. Clarke

Michael G. Clarke, Chief Financial Officer

Date: December 22, 2011